UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Charles & Colvard, Ltd
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CHARLES & COLVARD®

THE ORIGINAL CREATED MOISSANITE™

170 Southport Drive
Morrisville, North Carolina 27560
(919) 468-0399

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 8, 2018

To the Shareholders of Charles & Colvard, Ltd.:

Notice is Hereby Given that the Annual Meeting of Shareholders of Charles & Colvard, Ltd. will be held at the offices of Charles & Colvard, Ltd. located at 170 Southport Drive, Morrisville, North Carolina 27560, on Thursday, November 8, 2018, at 10:00 a.m., Eastern Standard Time, for the following purposes:

1.	To elect six nominees described in the proxy statement to the Board of Directors;

2.	To approve the Charles & Colvard, Ltd. 2018 Equity Incentive Plan;

3.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2019;

4.	To vote, on an advisory (nonbinding) basis, to approve executive compensation; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on September 21, 2018 as the record date for the determination of shareholders entitled to vote at the meeting. Accordingly, only shareholders who are holders of record at the close of business on that date are entitled to notice of and to vote at the meeting.

By order of the Board of Directors,

Neal I. Goldman
Chairman of the Board of Directors

October 1, 2018

A PROXY CARD IS ENCLOSED FOR THE CONVENIENCE OF THOSE SHAREHOLDERS WHO DO NOT PLAN TO ATTEND THE ANNUAL MEETING IN PERSON BUT DESIRE TO HAVE THEIR SHARES VOTED. IF YOU DO NOT PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE AND RETURN THE PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. IF YOU RETURN YOUR CARD AND LATER DECIDE TO ATTEND THE ANNUAL MEETING IN PERSON OR FOR ANY OTHER REASON DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE YOUR PROXY IS VOTED.

170 Southport Drive
Morrisville, North Carolina 27560
(919) 468-0399

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be held on November 8, 2018:

The Notice of Annual Meeting of Shareholders, Proxy Statement, Form of Proxy, and 2018 Annual Report to Shareholders are available at http://proxy.charlesandcolvard.com.

This proxy statement is furnished to the shareholders of Charles & Colvard, Ltd. in connection with the solicitation of proxies by our Board of Directors for use at our company’s 2018 Annual Meeting of Shareholders (the “Annual Meeting”) and all adjournments thereof. The Annual Meeting will be held at the offices of Charles & Colvard, Ltd. located at 170 Southport Drive, Morrisville, North Carolina 27560, on Thursday, November 8, 2018 at 10:00 a.m., Eastern Standard Time, to conduct the following business and such other business as may be properly brought before the meeting: (1) to elect six nominees described in this proxy statement to the Board of Directors; (2) to approve the Charles & Colvard, Ltd. 2018 Equity Incentive Plan (the “2018 Plan”); (3) to ratify the appointment of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for the fiscal year ending June 30, 2019; and (4) to vote, on an advisory (nonbinding) basis, to approve executive compensation.

The Board of Directors recommends that you vote (1) FOR the election of the director nominees listed in this proxy statement, (2) FOR the approval of the 2018 Plan, (3) FOR ratification of the appointment of BDO as our independent registered public accounting firm for the fiscal year ending June 30, 2019, and (4) FOR the approval of executive compensation.

This proxy statement and the accompanying proxy card are first being delivered to shareholders on or about October 1, 2018.

Voting Securities

Our common stock, no par value per share, is our company’s only outstanding voting security. The Board of Directors has fixed the close of business on September 21, 2018 as the record date for the determination of shareholders entitled to vote at the Annual Meeting. Accordingly, each holder of record of common stock as of the record date is entitled to one vote for each share of common stock held. Shareholders do not have cumulative voting rights. As of September 21, 2018, there were 21,598,069 shares of common stock outstanding.

Voting Procedures

The holders of a majority of the shares of common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, constitute a quorum for purposes of voting on a particular matter and conducting business at the Annual Meeting. Votes “for” and “against,” abstentions, shares that are withheld as to voting with respect to one or more of the director nominees, and shares held by a broker, as nominee, that are voted at the discretion of the broker on any matter will be considered to be present for purposes of determining whether a quorum exists. If a quorum is present at the beginning of the Annual Meeting, the shareholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

Brokers who are members of the New York Stock Exchange (the “NYSE”) and who hold shares of our common stock in street name for beneficial owners have authority to vote on certain items when they have not received instructions from beneficial owners. Under the rules of the NYSE, the proposal to ratify the appointment of the independent registered public accounting firm is considered a “discretionary” item. This means that brokers may vote in their discretion on this matter on behalf of beneficial owners who have not furnished voting instructions. In contrast, certain items are considered “non-discretionary,” and a “broker non-vote” occurs when brokers do not receive voting instructions from beneficial owners with respect to such items. The proposal to elect directors, the proposal to approve the 2018 Plan, and the proposal to approve executive compensation are “non-discretionary” items. Therefore, brokers that have not received voting instructions from beneficial owners with respect to these proposals may not vote in their discretion on behalf of such beneficial owners.

Under North Carolina law and our Bylaws, and assuming the existence of a quorum, directors are elected by a plurality of the votes cast by the shares of common stock present in person or by proxy and entitled to vote in the election of directors. Shares that are withheld as to voting with respect to a director nominee and shares held of record by a broker, as nominee, that are not voted will not be counted for purposes of electing directors.

Under our Bylaws, the proposals to approve the 2018 Plan and to ratify the appointment of BDO as the independent registered public accounting firm for the fiscal year ending June 30, 2019 will be approved if the number of shares voted in favor of each respective proposal exceeds the number of shares voted against the proposal. Abstentions and broker non-votes will not count as votes cast and will not affect the outcome of these proposals.

With respect to the advisory (nonbinding) vote to approve executive compensation, such proposal will be approved if the votes cast for approval exceed the votes cast against approval for such proposal. Because the votes to approve executive compensation are advisory, your vote will not be binding upon the Board of Directors, your vote will not overrule any decision by the Board of Directors, and your vote will not create or imply any additional fiduciary duties on the Board of Directors or any of its members. However, the Compensation Committee of the Board of Directors will take into account the outcome of the votes when considering future executive compensation arrangements. Abstentions and broker non-votes will not be counted for purposes of determining whether the proposal has received sufficient votes for approval.

Under North Carolina law, our shareholders are not entitled to appraisal rights with respect to any of the proposals in this proxy statement.

Voting of Proxies

The shares represented by the accompanying proxy card and entitled to vote will be voted if the proxy card is properly signed and received by our Corporate Secretary prior to the Annual Meeting. Where a choice is specified on any proxy card as to the vote on any matter to come before the Annual Meeting, the proxy will be voted in accordance with such specification. Where no choice is specified, the proxy will be voted “for” the election of the persons nominated to serve as the directors of our company and named in this proxy statement, “for” the proposal to approve the 2018 Plan, “for” the proposal to ratify the appointment of BDO as our independent registered public accounting firm for the fiscal year ending June 30, 2019, “for” the approval of executive compensation, and in such manner as the proxies named on the enclosed proxy card in their discretion determine upon such other business as may properly come before the Annual Meeting or any adjournment thereof. Any shareholder giving a proxy has the right to revoke it at any time before it is voted by giving written notice to our Corporate Secretary, by attending the Annual Meeting and giving notice of his or her intention to vote in person, or by executing and delivering to us a proxy bearing a later date.

Expenses of Solicitation

We will bear the entire cost of the solicitation of proxies from our shareholders. Following the mailing of this proxy statement and the accompanying proxy card, our directors, officers, and employees may solicit proxies on behalf of our company in person, by telephone, or by other electronic means. We may reimburse persons holding shares for others in their names or in those of their nominees for their reasonable expenses in sending proxy materials to their principals and obtaining their proxies.

Change in Fiscal Year

On January 30, 2018, the Board of Directors approved a change in our company’s fiscal year from a fiscal year beginning on January 1 and ending on December 31 of each year to a fiscal year beginning on July 1 of each year and ending on June 30 of the following year. References to the “Transition Period” in this proxy statement refer to the six-month period beginning on January 1, 2018 and ending on June 30, 2018. We filed a Transition Report on Form 10-KT (the “Transition Report”) with the Securities and Exchange Commission (the “SEC”) on September 7, 2018 for the Transition Period.  Our prior fiscal years referred to in this proxy statement ended December 31, 2017 and December 31, 2016. Our fiscal 2019 will span the full 12 months from July 1, 2018 through June 30, 2019.  We expect our 2019 Annual Meeting of Shareholders to take place in November 2019 during fiscal 2020.

PROPOSAL 1

ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of the Board of Directors, as provided by North Carolina law and our Bylaws. The Board of Directors establishes corporate policies and strategies and supervises the implementation and execution of those policies and strategies by our officers and employees. The directors are kept informed of our operations at meetings of the Board of Directors, through reports and analyses prepared by our management, and in discussions with our management.

Our Bylaws currently provide that the Board of Directors shall consist of not less than five nor more than 10 members and that at any time that it consists of nine or more members, the terms shall be staggered. The six persons named below have been recommended by our Nominating and Governance Committee and approved by the Board of Directors to be nominated as candidates to serve on the Board of Directors until the 2019 Annual Meeting of Shareholders or until his or her successor is elected and qualified, or until his or her death, resignation, removal, or disqualification or until there is a decrease in the number of directors. The age and a brief biographical description of each director nominee are set forth below. The information appearing below and certain information regarding beneficial ownership of securities by such nominees contained in this proxy statement has been furnished to us by the nominees. Each nominee for director has indicated that he or she is willing and able to serve as a director if elected. However, if any nominee should become unable to serve or for good cause will not serve, the proxies named on the enclosed proxy card will vote for such other nominees and substitute nominees as designated by the Board of Directors.

Nominees for Election as Directors

Name	Age	Position(s) with Charles & Colvard, Ltd.	Director Since
Neal I. Goldman	74	Chairman of the Board of Directors	June 2014
Anne M. Butler	69	Director	June 2012
Benedetta Casamento	52	Director	May 2017
Jaqui Lividini	56	Director	August 2015
Suzanne Miglucci	58	Director, President and Chief Executive Officer	August 2015
Ollin B. Sykes	67	Director	May 2008

Neal I. Goldman has served as a director of our company since June 2014, as Executive Chairman of the Board of Directors from January 2015 until August 2017, and as Chairman of the Board of Directors since August 2017. Mr. Goldman has served as President of Goldman Capital Management, Inc., an investment advisory firm, since he founded the firm in 1985. Prior to that, Mr. Goldman was an analyst and portfolio manager at Shearson/American Express Inc. Mr. Goldman served on the Board of Directors of Blyth, Inc. (NYSE: BTH), a multi-channel company focused on the direct-to-consumer market, and includes in its portfolio two direct sales companies, PartyLite Gifts, Inc. (“PartyLite”), and ViSalus Sciences. Since August 2012, Mr. Goldman has served on the Board of Imageware Systems, Inc. (OTCQB: IWSY), a leading company in the emerging market for biometrically enabled software-based identity management solutions, and in August 2018, he was appointed to the Board of Directors of iPass Inc. (Nasdaq:IPAS), a leading provider of global mobile connectivity. Our Board of Directors has determined that Mr. Goldman’s extensive experience with the investment advisory industry, including his service as President of Goldman Capital Management, Inc., qualifies him to serve on the Board of Directors.

Anne M. Butler has served as a director of our company since June 2012. Since January 2012, Ms. Butler has served as CEO of Butler Advisors, a consulting firm specializing in strategic and operational advising to private equity, venture capital, and institutional investors on direct selling acquisitions and management. As a leading executive in the direct selling industry, Ms. Butler has successfully run global businesses for Avon Products, Inc. (“Avon”), Aloette Cosmetics, Mary Kay Cosmetics, Inc. (“Mary Kay”), and PartyLite. Ms. Butler started her career with Avon, where she held a variety of progressive assignments across marketing, sales, new market expansion, and new business development while serving as Director of Marketing in Spain, Vice President of Avon Fashions in Brazil, and as General Manager, Avon Fashions for Continental Europe. At Mary Kay, Ms. Butler served as President of the Western and Central Europe business and subsequently successfully expanded the European business at PartyLite where she advanced to President, PartyLite International. Ms. Butler was appointed Worldwide President of PartyLite in May 2007, a position she held until January 2012. She also served on the Board of ViSalus Sciences, the weight loss and fitness direct sales subsidiary of Blyth, Inc. She currently serves as a Director of AdvoCare International. Our Board of Directors has determined that Ms. Butler’s leadership in several public companies, as well as her background in marketing and global operations, qualifies her to serve on the Board of Directors.

Benedetta Casamento has served as a director of our company since May 2017. Since August 2017, Ms. Casamento has served as a Retail Consultant specializing in finance, business operations, and financial planning and analysis. Ms. Casamento previously served as Chairman and President of Allyke, Inc., an artificial intelligence company creating digital imagery insights for retail and other industries, from June 2016 to August 2017. From December 2014 to April 2016, she served as Chief Executive Officer of Calypso St. Barth, a luxury boutique retailer of women’s apparel and accessories. Prior to her role as CEO at Calypso St. Barth, Ms. Casamento served as a consultant to private equity firms with portfolio interests in retail and fashion from July 2012 to December 2014.  Ms. Casamento previously served as Executive Vice President, Finance & Operations of The Talbots, Inc. (“Talbots”), a specialty retailer and direct marketer of women’s apparel, accessories, and shoes, from March 2009 to July 2012. Prior to joining Talbots, Ms. Casamento served in various leadership roles within Liz Claiborne Inc. from February 1999 to November 2008, culminating in her position as President of Liz Claiborne Brands. Ms. Casamento started her career at Saks Fifth Avenue. Our Board of Directors has determined that Ms. Casamento’s extensive fashion and retail experience, as well as her background in accounting and finance, qualifies her to serve on the Board of Directors.

Jaqui Lividini has served as a director of our company since August 2015. Ms. Lividini has served as Chief Executive Officer and Founding Partner of Lividini & Co., a brand strategy company that specializes in brand development and marketplace positioning, engagement marketing, and retail strategy, since May 2005. Previously, Ms. Lividini served as Senior Vice President Fashion Merchandising & Communications at Saks Fifth Avenue from May 1999 to August 2004. Ms. Lividini also serves as Chairman of the Board of Women In Need, Inc., a non-profit organization that provides housing, programs, and critical services to New York City’s homeless mothers and their children, and serves on the Board of Trustees of the Fashion Institute of Technology, an internationally recognized college for fashion, design, art, communications, and business. Our Board of Directors has determined that Ms. Lividini’s years of brand marketing experience in the fashion, retail, and luxury industries qualify her to serve on the Board of Directors.

Suzanne Miglucci has served as our President and Chief Executive Officer since December 2015 and as a director of our company since August 2015.  Prior to joining us, Ms. Miglucci served as Chief Marketing Officer of ChannelAdvisor Corporation (“ChannelAdvisor”), an e-commerce software-as-a-service solution provider, from June 2012 to November 2015, where she oversaw marketing, product management, client services, and business operations. Prior to joining ChannelAdvisor, Ms. Miglucci served as Senior Director, Global Procurement Solution Marketing, at SAP, a worldwide leader of Enterprise Resource Planning solutions, from November 2010 to March 2012. Prior to her time at SAP, Ms. Miglucci served as a Strategic Marketing Consultant for Miglucci on Marketing, LLC, a marketing consultant company, from January 2010 to November 2010. Ms. Miglucci has also held executive positions at SciQuest, Inc., MicroMass Communications, and Arsenal Digital Solutions. Our Board of Directors has determined that Ms. Miglucci’s extensive marketing and e-commerce background working with public and private technology companies, particularly with global footprints, qualifies her to serve on the Board of Directors.

Ollin B. Sykes has served as a director of our company since May 2008. Since 1984, he has served as the President of Sykes & Company, P.A., a regional accounting firm specializing in accounting, tax, and financial advisory services. Mr. Sykes earned his Bachelor of Science degree in accounting at Mars Hill College and is a Certified Public Accountant, a Certified Information Technology Professional, and a Certified Management Accountant. Mr. Sykes served as a director of Hampton Roads Bankshares, Inc. (Nasdaq: HMPR), a financial holding company operating in North Carolina, Maryland eastern shore, and Virginia, from December 2008 until December 31, 2010. He also served as a director of Bank of Hampton Roads, a wholly owned subsidiary of Hampton Roads Bankshares, Inc. from January 2011 to June 2016. Our Board of Directors has determined that Mr. Sykes’s background in accounting and finance and his accounting certifications qualify him to serve on the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

CORPORATE GOVERNANCE MATTERS

Independent Directors

In accordance with the listing rules of The Nasdaq Stock Market LLC (“Nasdaq”), our Board of Directors must consist of a majority of “independent directors,” as determined in accordance with Nasdaq Rule 5605(a)(2). The Board of Directors has determined that current directors Ms. Butler, Ms. Casamento, Mr. Goldman, Ms. Lividini, and Mr. Sykes are independent directors in accordance with applicable Nasdaq listing rules. The Board of Directors performed a review to determine the independence of its members and made a subjective determination as to each member that no transactions, relationships, or arrangements exist that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director of our company. In making these determinations, the Board of Directors reviewed the information provided by the directors with regard to each individual’s business and personal activities as they may relate to us and our management.

Meetings of the Board of Directors

Pursuant to our Corporate Governance Standards, all directors are expected to attend meetings of the Board of Directors and their assigned committees. The Board of Directors meets on a regularly scheduled basis and met 10 times during the year ended December 31, 2017 and five times during the Transition Period. Each incumbent director attended 75% or more of the aggregate of the number of meetings of the Board of Directors held during the period that individual was a director and the number of meetings of committees on which that director served that were held during the period of that director’s service. We also expect all directors to attend each annual meeting of shareholders. Five directors, comprising all of the nominees for election at the 2017 Annual Meeting of Shareholders, attended the 2017 Annual Meeting of Shareholders.

Board Leadership Structure

Currently, Ms. Miglucci serves as our Chief Executive Officer and Mr. Goldman serves as our Chairman of the Board of Directors.  The Chairman is not an employee of our company.  The Board of Directors has determined that it is in the best interest of our company for our Chairman to be an independent director at this time. The Board of Directors believes that having an independent Chairman furthers the Board of Directors’ goal of providing effective, independent leadership and oversight of our company.  The Chairman’s responsibilities include establishing Board meeting agendas in collaboration with our Chief Executive Officer and presiding at meetings of the Board of Directors and shareholders.  The Chairman is also tasked with working closely with senior management of our company regarding business strategy and the effective achievement of objectives and strategy following presentation to and approval by the Board of Directors. The Chief Executive Officer has general supervision, direction, and control of the business and affairs of our company in the ordinary course of its business.

To ensure free and open discussion and communication among the non-management directors, such directors meet regularly in executive session in conjunction with regularly scheduled meetings of the Board of Directors. The director who presides at these meetings is chosen by the independent directors. Executive sessions of the independent directors are to occur at least four times a year.

Board’s Role in Risk Oversight

We operate in a complex environment and are subject to a number of significant risks. The Board of Directors works with our senior management to manage the various risks we face. The role of the Board of Directors is one of oversight of our risk management processes and procedures; the role of our management is to implement those processes and procedures on a daily basis and to identify, manage, and mitigate the risks that we face. As part of its oversight role, the Board of Directors regularly discusses, both with and without management present, our risk profile and how our business strategy effectively manages and leverages the risks that we face.

To facilitate its oversight of our company, the Board of Directors has delegated certain functions (including the oversight of risks related to these functions) to Board committees. The Audit Committee reviews and discusses with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, the Compensation Committee evaluates the risks presented by our compensation programs and analyzes these risks when making compensation decisions, and the Nominating and Governance Committee evaluates whether the composition of the Board of Directors is appropriate to respond to the risks that we face. The roles of these committees are discussed in more detail below.

Although the Board of Directors has delegated certain functions to various committees, each of these committees regularly reports to and solicits input from the full Board of Directors regarding its activities. These discussions enable the Board of Directors to monitor our risk exposure and evaluate our risk mitigation efforts.

Standing Committees of the Board of Directors

The Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee as standing committees of the Board of Directors. Each of these committees is governed by a formal written charter approved by the Board of Directors, copies of which are available on our website at http://ir.charlesandcolvard.com/governance. Each committee is composed solely of independent directors. The following is a brief description of the responsibilities of each of these standing committees and their composition.

Audit Committee

The Audit Committee represents and assists the Board of Directors in its general oversight of our company’s accounting and financial reporting processes, audits of the financial statements, and internal control and audit functions. The Audit Committee has the authority to, among other things, (i) appoint an independent registered public accounting firm to serve as our external auditor; (ii) review and discuss with such auditor the scope, timing, and results of its audit; (iii) review and discuss with management and the independent registered public accounting firm our internal control over financial reporting and related reports; (iv) review and approve in advance all “related person” transactions, as that term is defined in Item 404 of Regulation S-K; and (v) review our annual financial statements and approve their inclusion in our Annual Report on Form 10-K. The Audit Committee, which held five meetings in 2017 and five meetings during the Transition Period, is currently composed of Ms. Casamento (who was appointed Chairperson on September 20, 2018), Ms. Butler, Mr. Goldman, and Mr. Sykes.

The Board of Directors has determined that each of the members of the Audit Committee is an independent director in accordance with applicable Nasdaq listing rules and the additional independence rules for audit committee members promulgated by the SEC. Each member is able to read and understand fundamental financial statements, including our company’s balance sheet, income statement, and cash flow statement. The Board of Directors has determined that Ms. Casamento, Mr. Goldman, and Mr. Sykes are “audit committee financial experts” as defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC.

Compensation Committee

The Compensation Committee carries out the overall responsibility of the Board of Directors relating to executive compensation, evaluation, and development. The Compensation Committee has the authority to, among other things, (i) review and approve the corporate goals and objectives with respect to the compensation of our Chief Executive Officer and set the Chief Executive Officer’s annual compensation, including salary, bonus, incentive compensation, and equity compensation; (ii) review and approve the evaluation process and compensation structure for our officers and approve their annual compensation, including salary, bonus, incentive compensation, and equity compensation, and any special or supplemental benefits; (iii) review, approve and when appropriate, recommend to the Board of Directors for approval, incentive and equity compensation plans, which includes the ability to adopt, amend and terminate such plans; and (iv) evaluate and make recommendations to the Board of Directors concerning the compensation for directors, including if applicable, equity-based compensation. Each of the members of the Compensation Committee is an independent director in accordance with Nasdaq listing rules.  The Compensation Committee, which held three meetings in 2017 and eight meetings during the Transition Period, is currently composed of Ms. Butler (Chairperson), Ms. Casamento, Mr. Goldman, and Mr. Sykes.  Although the Compensation Committee may delegate authority to subcommittees to fulfill its responsibilities when appropriate, no such authority was delegated during 2017 or during the Transition Period.

The Compensation Committee did not engage an outside compensation consultant and did not consult with any executive officer in setting director compensation for 2017 or the Transition Period. In setting executive compensation for 2017 and the Transition Period, the Compensation Committee did not engage an outside compensation consultant, but received input from the Chief Executive Officer in setting base salaries for executive officers and input from the Chief Executive Officer regarding a structure and potential payout amounts under the 2017 Program (as defined below) and the 2018 Program (as defined below) for executive officers.

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for, among other things, (i) screening and recommending qualified candidates for election and appointment to the Board of Directors; (ii) recommending to the Board of Directors from time to time an appropriate organizational structure (including size and composition) for the Board of Directors; (iii) monitoring the independence of the Board of Directors and ensuring that the requisite number of directors serving on committees of the Board of Directors meet applicable independence requirements and assisting the Board of Directors in making related determinations; (iv) reviewing from time to time the appropriate qualifications, skills, and characteristics required of directors; (v) developing procedures to receive and evaluate Board of Directors nominations received from shareholders and other third parties; (vi) periodically reviewing and reassessing the adequacy of our company’s corporate governance; conflicts of interest; and business ethics policies, principles, codes of conduct, and guidelines; and formulating and recommending any proposed changes to the Board of Directors; and (vii) conducting an annual review of the effectiveness of the Board of Directors and its committees and presenting its assessment to the full Board of Directors. Each of the members of the Nominating and Governance Committee is an independent director in accordance with Nasdaq listing rules. The Nominating and Governance Committee, which held one meeting in 2017 and two meetings during the Transition Period, is currently composed of Ms. Butler (Chairperson), Mr. Goldman, and Ms. Lividini.

Director Nominations

Our Bylaws contain provisions that address the process by which a shareholder may nominate an individual to stand for election to the Board of Directors at our Annual Meeting of Shareholders. These provisions state that nominations for election as a director must be made in writing and be delivered to or mailed and received at our principal executive office not fewer than 60 days and not more than 90 days prior to the anniversary date of the notice date with respect to the previous year’s annual meeting of shareholders. In the case of a special meeting or an annual meeting that is called for a date that is not within 30 days before or 60 days after the anniversary date of the immediately preceding annual meeting, notice must be received no earlier than 90 days prior to such annual meeting or special meeting and no later than 60 days prior to such annual meeting or special meeting, or the close of business on the tenth day following the day on which notice of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. The Chief Executive Officer will provide the Nominating and Governance Committee with a copy of any such notification received by us from a shareholder purporting to nominate a candidate for election as a director. Any shareholder wishing to submit a nomination for a director of our company should send the nomination to the Chief Executive Officer, Charles & Colvard, Ltd., 170 Southport Drive, Morrisville, North Carolina 27560.

When submitting a nomination to us for consideration by the Nominating and Governance Committee, a shareholder must provide the following minimum information for each director nominee: (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of our company that are beneficially owned by such person, (iv) a description of all arrangements or understandings between the shareholder (or the beneficial owner, if any, on whose behalf such nomination is made) and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder, (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (including, without limitation, such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected), and (vi) such additional information relating to such person as is deemed sufficient by the Board of Directors to establish that the person meets all minimum qualification standards or other criteria to serve as a director as may have been established by the Board of Directors or applicable law or listing standard. The shareholder also must provide the name and address, as they appear on our company’s books, of the shareholder proposing such business and the beneficial owner, if any, on whose behalf such proposal is made; the class and number of shares of our company that are beneficially owned by the shareholder and the beneficial owner on whose behalf the proposal is made; any material interest, direct or indirect, of the shareholder and such beneficial owner in such business; and a representation that the shareholder is a holder of record of shares of our company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting. Shareholder nominations for a director must be made in a timely manner and otherwise in accordance with our Bylaws and applicable law.

It is the policy of our company and the Nominating and Governance Committee to evaluate suggestions concerning possible candidates for election to the Board of Directors submitted to us, including those submitted by members of the Board of Directors, shareholders, and third parties. Criteria used by the Nominating and Governance Committee in its evaluation of all candidates for nomination are set forth in our Corporate Governance Standards and include, but are not limited to (i) judgment, character, expertise, skills, and knowledge useful to the oversight of our business; (ii) diversity of viewpoints, backgrounds, ages, experiences, and other demographics; (iii) business or other relevant experience; and (iv) the extent to which the interplay of the candidate’s expertise, skills, knowledge, and experience with that of other members of the Board of Directors will build a Board of Directors that is effective, collegial, and responsive to the needs of our company. After this evaluation process is concluded, the Nominating and Governance Committee recommends nominees to the Board of Directors for further consideration and approval.

No fees have been paid to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The Nominating and Governance Committee recommended Ms. Casamento as a prospective candidate for nomination to the Board subsequent to the 2017 Annual Meeting of Shareholders.

Shareholder Communication with the Board

As set forth in our Corporate Governance Standards, it is the policy of our company and the Board of Directors to encourage free and open communication between shareholders and the Board of Directors. Any shareholder wishing to communicate with the Board of Directors should send any communication to the Corporate Secretary, Charles & Colvard, Ltd., 170 Southport Drive, Morrisville, North Carolina 27560. Any such communication must be in writing and must state the number of shares beneficially owned by the shareholder making the communication. Our Corporate Secretary will generally forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or take appropriate legal action regarding the communication. This process is intended to provide shareholders one means of communicating with directors and is not intended to be exclusive.

Codes of Conduct

The Board of Directors has adopted two separate codes of conduct: a Code of Ethics for Senior Financial Officers that applies to persons holding the offices of the Chief Executive Officer, Chief Financial Officer, Treasurer, and Principal Accounting Officer of our company, and a Code of Business Conduct and Ethics that applies to all of our officers, directors, employees, agents, and representatives (including consultants, advisors, and independent contractors). Each code is available on our website at http://ir.charlesandcolvard.com/governance. We intend to satisfy the disclosure requirement regarding any material amendment to a provision of either code that applies to the Chief Executive Officer, Chief Financial Officer, Treasurer, and Principal Accounting Officer by posting such information on our website. Any amendments or waivers of either code for any executive officer or director must be approved by the Board of Directors and will be publicly disclosed either by posting such amendment or waiver on our website at http://ir.charlesandcolvard.com/sec or by filing a Form 8-K with the SEC, along with the reasons for the waiver, if applicable.

CERTAIN TRANSACTIONS

Since January 1, 2016, we have not been a participant in or a party to any related person transactions requiring disclosure under the SEC’s rules.

AUDIT COMMITTEE REPORT

The Audit Committee is responsible for overseeing our overall financial reporting process. In fulfilling its responsibilities for the financial statements for the six-month transition period ended June 30, 2018, the Audit Committee:

•	reviewed and discussed the audited financial statements for the six-month transition period ended June 30, 2018 with management and BDO USA, LLP, our independent registered public accounting firm;

•	discussed with BDO USA, LLP the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees; and

•
received the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding BDO USA, LLP’s communications with the Audit Committee concerning independence and discussed with BDO USA, LLP its independence.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Transition Report on Form 10-KT for the six-month transition period ended June 30, 2018 for filing with the SEC.

This Report is submitted by the Audit Committee.
Mr. Ollin B. Sykes, Chairperson
Ms. Anne M. Butler
Ms. Benedetta Casamento
Mr. Neal I. Goldman

INFORMATION CONCERNING EXECUTIVE OFFICERS

Certain information regarding our executive officers is set forth below. Executive officers are appointed by the Board of Directors to hold office until their successors are duly appointed and qualified, or until their resignation, retirement, death, removal, or disqualification. The information appearing below and certain information regarding beneficial ownership of securities by certain executive officers contained in this proxy statement has been furnished to us by the executive officers. Information regarding Ms. Miglucci is included in the director nominee profiles set forth above.

Name	Age	Title	Executive Officer Since
Suzanne Miglucci	58	President and Chief Executive Officer	December 2015
Clint J. Pete	56	Chief Financial Officer and Treasurer	December 2016
Don O’Connell	52	Chief Operating Officer and Senior Vice President, Supply Chain	May 2017

Clint J. Pete was appointed as our Chief Financial Officer on May 23, 2017. Mr. Pete previously served as our Interim Chief Financial Officer from December 2016 to May 2017 and as our Corporate Controller from June 2016 to December 2016. Prior to joining our company, Mr. Pete most recently served as Director of Business Planning for Oracle Corporation, a cloud application company, from June 2013 to May 2016.  Prior to his employment with Oracle Corporation, Mr. Pete served as Business Unit Controller, Global Signaling Solutions of Tekelec, a telecommunications company, from May 2011 to May 2013. At Tekelec, Mr. Pete also previously served as Global Revenue Controller. Prior to his employment with Tekelec, Mr. Pete served as Vice President of Finance and Controllers at Qualex Inc., a Kodak company. Before joining Qualex Inc., Mr. Pete held various management positions at Ernst & Young, LLP, an international public accounting firm. Mr. Pete holds a Bachelor of Business Administration degree in Accounting and Finance from Texas Tech University and is a Certified Public Accountant.

Don O’Connell was appointed as our Chief Operating Officer and Senior Vice President, Supply Chain on May 23, 2017. Mr. O’Connell previously served as our Senior Vice President, Supply Chain & Distribution from March 2016 to May 2017. Prior to joining our company, Mr. O’Connell served as Executive Vice President Operations & Global Jewelry Business Solutions at OFT Investment & Management Group, a fine jewelry solutions and services group, from February 2012 to March 2016. Prior to his employment with OFT Investment Management Group, Mr. O’Connell spent seven years with the Richline Group, LLC, a wholly owned subsidiary of Berkshire Hathaway, as Vice President, Operations & Procurement, both Foreign & Domestic. Prior to that, he was Vice President, Operations at Aurafin’s gem group division in Taramac, FL and La Paz, Bolivia as well as Vice President, Manufacturing & Contracting with OCON Enterprise.

EXECUTIVE COMPENSATION

The following tables and narrative discussion summarize the compensation we paid for services in all capacities rendered to us during the Transition Period and each of the years ended December 31, 2017 and 2016 by our principal executive officer and all other “named executive officers.”

Summary Compensation Table

Name and Principal Position	Year		Salary ($)	Stock Awards ($)(1)		Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
Suzanne Miglucci	2018T	(2)	$167,500	$130,725	(3)	$-	$-		$9,207	(4)	$307,432
President and Chief Executive Officer	2017		335,000	166,875	(5)	-	-		18,261	(6)	520,136
	2016		347,885	136,500	(7)	-	-		17,691	(8)	502,076
Clint J. Pete	2018T	(2)	120,000	65,363	(10)	-	-		3,985	(11)	189,348
Chief Financial Officer and Treasurer(9)	2017		221,696	83,438	(12)	52,315	14,028	(13)	4,187	(14)	375,664
	2016		99,718	-		14,047	-		-		113,765
Don O’Connell	2018T	(2)	137,500	65,363	(15)	-	-		6,058	(16)	208,921
Chief Operating Officer and Senior Vice President, Supply Chain(19)	2017		251,923	83,438	(17)	52,315	-		6,210	(18)	393,886

(1)
The amounts shown in these columns reflect the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“ASC Topic 718”), of the restricted stock awards or option awards, as applicable, granted to each of our named executive officers. The assumptions made in determining these values are set forth in Note 11 to our consolidated financial statements included in our Transition Report on Form 10-KT for the six months ended June 30, 2018 filed with the SEC on September 7, 2018.

(2)	2018T refers to the Transition Period.

(3)
Reflects the equity portion of awards granted under the 2018 Program and the 2019 Q1-Q2 Program (as defined below). Pursuant to ASC Topic 718, the aggregate grant date fair value of the equity portion of these performance-based awards to Ms. Miglucci was $68,775 for the 2018 Program award and $61,950 for the 2019 Q1-Q2 Program award, in each case assuming that the highest level of performance conditions had been achieved.

(4)	Includes $9,207 of long-term disability insurance and life insurance premiums.

(5)	Pursuant to ASC Topic 718, the aggregate grant date fair value of this performance-based award to Ms. Miglucci was $166,875 assuming that the highest level of performance conditions had been achieved.

(6)	Includes $18,261 of long-term disability insurance and life insurance premiums.

(7)	Pursuant to ASC Topic 718, the aggregate grant date fair value of this performance-based award to Ms. Miglucci was $136,500 assuming that the highest level of performance conditions had been achieved.

(8)	Includes $17,691 of long-term disability insurance and life insurance premiums.

(9)
Mr. Pete joined our company as Corporate Controller on June 6, 2016, was appointed as our Interim Chief Financial Officer effective December 2, 2016, and was appointed as our Chief Financial Officer effective May 23, 2017.

(10)
Reflects the equity portion of awards granted under the 2018 Program and the 2019 Q1-Q2 Program. Pursuant to ASC Topic 718, the aggregate grant date fair value of the equity portion of these performance-based awards to Mr. Pete was $34,388 for the 2018 Program award and $30,975 for the 2019 Q1-Q2 Program award, in each case assuming that the highest level of performance conditions had been achieved.

(11)	Includes $3,985 of long-term disability insurance and life insurance premiums.

(12)	Pursuant to ASC Topic 718, the aggregate grant date fair value of this performance-based award to Mr. Pete was $83,438 assuming that the highest level of performance conditions had been achieved.

(13)	Mr. Pete was paid a cash bonus in recognition of his performance as our Corporate Controller in 2016 against pre-established performance measures before he became our principal financial officer.

(14)	Includes $4,187 of long-term disability insurance and life insurance premiums.

(15)
Reflects the equity portion of awards granted under the 2018 Program and the 2019 Q1-Q2 Program. Pursuant to ASC Topic 718, the aggregate grant date fair value of the equity portion of these performance-based awards to Mr. O’Connell was $34,388 for the 2018 Program award and $30,975 for the 2019 Q1-Q2 Program award, in each case assuming that the highest level of performance conditions had been achieved.

(16)	Includes $3,437 of 401(k) employer matching contributions and $2,621 of long-term disability insurance and life insurance premiums.

(17)	Pursuant to ASC Topic 718, the aggregate grant date fair value of this performance-based award to Mr. O’Connell was $83,438 assuming that the highest level of performance conditions had been achieved.

(18)	Includes $4,926 of 401(k) employer matching contributions and $1,284 of long-term disability insurance and life insurance premiums.

(19)
Mr. O’Connell joined our company as Senior Vice President, Supply Chain & Distribution on March 1, 2016 and was appointed as our Chief Operating Officer and Senior Vice President, Supply Chain effective May 23, 2017.

Agreements Involving Named Executive Officers

Suzanne Miglucci

In connection with Suzanne Miglucci’s appointment as President and Chief Executive Officer, we entered into an employment agreement with Ms. Miglucci, effective as of December 1, 2015, with a term of one year that renews automatically on an annual basis. Under the terms of the employment agreement, Ms. Miglucci received a signing bonus of $75,000 in December 2015 and received an initial annual base salary of $335,000. Ms. Miglucci also is entitled to receive such benefits as are made available to our other similarly-situated executive employees, including, but not limited to, life, medical, and disability insurance, as well as retirement benefits.

In addition, Ms. Miglucci received, on the effective date of the employment agreement, an initial stock option to purchase 300,000 shares of our common stock. The award vested over a two-year period, with 50% of the option award vesting on the grant date and an additional 25% of the option award vesting on each of the following two anniversaries of the grant date provided Ms. Miglucci remained continuously employed with us through each anniversary.

Pursuant to the employment agreement, if Ms. Miglucci’s employment is terminated by us without cause (as defined in the employment agreement) Ms. Miglucci will continue to receive her base salary at the time of termination for a period of one year from such termination (the “Termination Compensation”), so long as she complies with certain covenants in the employment agreement. If we experience a change of control (as defined in the employment agreement), Ms. Miglucci may voluntarily terminate her employment for good reason (as defined in the employment agreement) within six months after such change of control and be entitled to the Termination Compensation. During her employment with us and for a period of one year following termination of her employment, Ms. Miglucci is prohibited from competing with us or attempting to solicit our customers or employees.

Clint J. Pete

In connection with Clint Pete’s appointment as Chief Financial Officer and Treasurer, we entered into an employment agreement with Mr. Pete, effective as of May 23, 2017, with a term of one year that renews automatically on an annual basis. Under the terms of the employment agreement, Mr. Pete received an initial annual base salary of $240,000. Mr. Pete also is entitled to receive such benefits as are made available to our other similarly-situated executive employees, including, but not limited to, life, medical, and disability insurance, as well as retirement benefits.

In addition, Mr. Pete received, on the effective date of the employment agreement, a stock option to purchase 100,000 shares of our common stock. The award vests over a three-year period, with 25% of the option award vesting six months after the grant date and an additional 25% of the option award vesting on each of the following three anniversaries of the grant date provided Mr. Pete remains continuously employed with us through each anniversary.

Pursuant to the employment agreement, if we experience a change of control (as defined in the employment agreement), and Mr. Pete’s employment is terminated within six months after such change of control by us without cause (as defined in the employment agreement) or by Mr. Pete for good reason (as defined in the employment agreement), Mr. Pete will continue to receive his base salary at the time of termination for a period of one year from such termination, so long as he complies with certain covenants in the employment agreement. In addition, Mr. Pete is entitled to receive six months of his base salary in the event we terminate him without cause not occurring within six months following a change of control or if the term of the employment agreement expires following our notice of non-renewal, so long as he complies with certain covenants in the employment agreement. We also agreed to accelerate the vesting of all outstanding unvested equity awards held by Mr. Pete upon the occurrence of a change of control or termination without cause not occurring within six months following a change of control, so long as he complies with certain covenants in the employment agreement. During Mr. Pete’s employment with us and for a period of one year following termination of his employment, Mr. Pete is prohibited from competing with us or attempting to solicit our customers or employees.

Don O’Connell

In connection with Don O’Connell’s appointment as Chief Operating Officer and Senior Vice President, Supply Chain, we entered into an employment agreement with Mr. O’Connell, effective as of May 23, 2017, with a term of one year that renews automatically on an annual basis. Under the terms of the employment agreement, Mr. O’Connell received an initial annual base salary of $275,000. Mr. O’Connell also is entitled to receive such benefits as are made available to our other similarly-situated executive employees, including, but not limited to, life, medical, and disability insurance, as well as retirement benefits.

In addition, Mr. O’Connell received, on the effective date of the employment agreement, a stock option to purchase 100,000 shares of our common stock. The award vests over a three-year period, with 25% of the option award vesting six months after the grant date and an additional 25% of the option award vesting on each of the following three anniversaries of the grant date provided Mr. O’Connell remains continuously employed with us through each anniversary.

Pursuant to the employment agreement, if we experience a change of control (as defined in the employment agreement), and Mr. O’Connell’s employment is terminated within six months after such change of control by us without cause (as defined in the employment agreement) or by Mr. O’Connell for good reason (as defined in the employment agreement), Mr. O’Connell will continue to receive his base salary at the time of termination for a period of one year from such termination, so long as he complies with certain covenants in the employment agreement. In addition, Mr. O’Connell is entitled to receive six months of his base salary in the event we terminate him without cause not occurring within six months following a change of control or if the term of the employment agreement expires following our notice of non-renewal, so long as he complies with certain covenants in the employment agreement. We also agreed to accelerate the vesting of all outstanding unvested equity awards held by Mr. O’Connell upon the occurrence of a change of control or termination without cause not occurring within six months following a change of control, so long as he complies with certain covenants in the employment agreement. During Mr. O’Connell’s employment with us and for a period of one year following termination of his employment, Mr. O’Connell is prohibited from competing with us or attempting to solicit our customers or employees.

Termination and Change of Control Arrangements

As discussed above in “Agreements Involving Named Executive Officers,” we have entered into agreements with certain of our named executive officers that provide for payments and benefits under specified circumstances to such named executive officers upon termination of employment and/or if we experience a change of control. In addition, the Charles & Colvard, Ltd. 2008 Stock Incentive Plan, as amended (the “2008 Plan”), and, if approved, the 2018 Plan provide for adjustments to or accelerated vesting of equity awards under specified circumstances, as described below.

The 2008 Plan provides that, in the event of a change of control of our company (as defined in the 2008 Plan), the Compensation Committee (taking into account any Internal Revenue Code Section 409A considerations) has sole discretion to determine the effect, if any, on an award, including, but not limited to, the vesting, earning, and/or exercisability of an award. The Compensation Committee’s discretion includes, but is not limited to, the determination that an award will vest, be earned, or become exercisable in whole or in part (and discretion to determine that exercise of an award must occur, if at all, within time period(s) specified by the Compensation Committee, after which time period(s) the award will, unless the Compensation Committee determines otherwise, terminate), will be assumed or substituted for another award, will be cancelled without the payment of consideration, will be cancelled in exchange for a cash payment or other consideration, and/or that other actions (or no action) will be taken with respect to the award. The Compensation Committee also has discretion to determine that acceleration or any other effect of a change of control on an award will be subject to both the occurrence of a change of control event and termination of employment or service of the participant. Any such determination of the Compensation Committee may be, but is not required to be, stated in an individual award agreement.

If approved by the shareholders at the Annual Meeting, the 2018 Plan provides that in the event of a participant’s termination of continuous service without cause (as defined in the 2018 Plan) or for good reason (as defined in the 2018 Plan) during the six-month period following a change in control (as defined in the 2018 Plan), notwithstanding any provision of the 2018 Plan or any applicable award agreement to the contrary, all outstanding awards will become 100% vested (or in the case of restricted stock or restricted stock units, the restricted period will expire).  In addition, in the event of a change in control, the Compensation Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such awards based upon the price per share of common stock received or to be received by other shareholders of our company in the event.  In the case of any option or stock appreciation right with an exercise price that equals or exceeds the price paid for a share of common stock in connection with the change in control, the Compensation Committee may cancel the option or stock appreciation right without the payment of consideration therefor. The Compensation Committee also has the power to accelerate the time at which an award may first be exercised or the time during which an award or any part thereof will vest in accordance with the 2018 Plan, notwithstanding the provisions in the award stating the time at which it may first be exercised or the time during which it will vest.

2018 Senior Management Equity Incentive Program

On January 30, 2018, the Compensation Committee approved the Charles & Colvard, Ltd. 2018 Senior Management Equity Incentive Program (the “2018 Program”), with effect as of January 1, 2018. The 2018 Program supersedes and replaces all prior management incentive plans or programs.

The 2018 Program provides an incentive opportunity for our executive officers and vice presidents, other than the Senior Vice President of Sales and Vice Presidents of Sales (the “2018 Eligible Employees”), through the grant of an award, with both performance and service measures (the “Award”), consisting of (i) a restricted stock award representing 70% of the Award’s value (the “Restricted Stock Component”) and (ii) a cash bonus award representing 30% of the Award’s value (the “Cash Component”). The value of Awards is expressed in “Share Equivalents,” which is the number of shares of our company’s restricted stock that would be granted pursuant to each Award if the Restricted Stock Component equaled 100% of the Award.

Achievement of a 2018 Eligible Employee’s performance measures will be measured by the Compensation Committee as follows: (i) 70% of each Award will be based on the achievement of a shared company goal regarding revenue (the “2018 Revenue Measure”), (ii) 10% of each Award will be based on the achievement of a shared company goal regarding EBITDA (together with the 2018 Revenue Measure, the “2018 Company Measures”), and (iii) 20% of each Award will be based on the achievement of individual performance goals (the “2018 Personal Measures”), all for the period from January 1, 2018 to June 30, 2018, reflecting the change in our fiscal year. If we do not achieve 80% of the 2018 Revenue Measure, the Restricted Stock Component of each Award will be forfeited and the Cash Component of each Award will not be paid. We must achieve at least 90% of the 2018 Revenue Measure in order for the portion of the Award attributed to the 2018 Company Measures to be vested/paid, as applicable. Achievement on a sliding scale from 90% to 120% of the 2018 Revenue Measure will result in payment ranging from 75% to 140% of the portion of the Award attributed to the 2018 Revenue Measure. 2018 Eligible Employees may achieve from 0% to 100% of his or her 2018 Personal Measures. The Restricted Stock Component and Cash Component of each Award will be reduced proportionately by any performance that is measured below 100% accordingly. The 2018 Personal Measures and 2018 Company Measures are determined by the Compensation Committee and may be modified by the Compensation Committee to reflect certain types of events as permitted by the 2008 Plan. In addition, a 2018 Eligible Employee must remain in continuous service until July 31, 2018 for restrictions to fully lapse on the Restricted Stock Component and for the Cash Component to be paid.

Under the 2018 Program, the Compensation Committee granted the Chief Executive Officer 75,000 Share Equivalents, the Chief Financial Officer and Chief Operating Officer 37,500 Share Equivalents, and each eligible Vice President 17,500 Share Equivalents. The 2018 Program also provides the Compensation Committee discretion to make additional Awards above the targeted award level in recognition of extraordinary performance. The Restricted Stock Component of all Awards granted pursuant to the 2018 Program is issued under and pursuant to the 2008 Plan and subject to the terms of our standard performance-based restricted stock award agreement.

On August 14, 2018, the Compensation Committee reviewed preliminary corporate performance for the Transition Period and determined the achievement levels of the performance goals under the 2018 Program. The Compensation Committee determined that 86% of the 2018 Revenue Measure had been achieved, while the EBITDA goal was not reached. Accordingly, the portion of each Award attributable to the 2018 Company Measures was not vested/paid, as applicable. However, because greater than 80% of the 2018 Revenue Measure was achieved, the 2018 Eligible Employees remained eligible to receive the portion of their Awards attributable to the 2018 Personal Measures. The Compensation Committee determined that Ms. Miglucci, our President and Chief Executive Officer, Mr. Pete, our Chief Financial Officer, and Mr. O’Connell, our Chief Operating Officer, achieved 100%, 94%, and 92.5% of their 2018 Personal Measures during the Transition Period, respectively. As such, on August 14, 2018, the Compensation Committee approved the following awards for our named executive officers: (i) 15,000 Share Equivalents of Ms. Miglucci’s original grant of 75,000 Share Equivalents vested, which caused restrictions on 10,500 shares of her original 52,500 restricted stock award to lapse, and she received a cash payment of $5,895; (ii) 7,050 Share Equivalents of Mr. Pete’s original grant of 37,500 Share Equivalents vested, which caused restrictions on 4,935 shares of his original 26,250 restricted stock award to lapse, and he received a cash payment of $2,771; and (iii) 6,938 Share Equivalents of Mr. O’Connell’s original grant of 37,500 Share Equivalents vested, which caused restrictions on 4,856 shares of his original 26,250 restricted stock award to lapse, and he received a cash payment of $2,726. The remainder of the original awards of Share Equivalents were forfeited.

2017 Senior Management Equity Incentive Program

On February 23, 2017, the Compensation Committee approved the Charles & Colvard, Ltd. 2017 Senior Management Equity Incentive Program (the “2017 Program”), with effect as of January 1, 2017. The 2017 Program superseded and replaced all prior management incentive plans or programs.

The 2017 Program provided a long-term incentive opportunity for our executive officers and vice presidents (the “2017 Eligible Employees”), through grants of restricted stock awards with both performance and service measures. Achievement of a 2017 Eligible Employee’s performance measures was measured by the Compensation Committee as follows: (i) 50% of each restricted stock award was based on the achievement of shared company goals regarding revenue, EBITDA, and departmental budgets (the “2017 Company Measures”), and (ii) 50% of each restricted stock award was based on the achievement of individual performance goals (the “2017 Personal Measures”), both for the period from January 1, 2017 to December 31, 2017. We must have achieved 100% of the 2017 Company Measures in order for 50% vesting of the restricted stock award. For the remaining 50% vesting of the restricted stock award, an Eligible Employee could achieve from 0% to 100% of his or her 2017 Personal Measures, and 50% of the amount of his or her restricted stock award would be reduced by any performance that is measured below 100% accordingly. If certain EBITDA or revenue thresholds were not achieved, 100% of the restricted stock awards would be forfeited. The 2017 Personal Measures and 2017 Company Measures would be determined by the Compensation Committee and could be modified by the Compensation Committee to reflect certain types of events as permitted by the 2008 Plan. In addition, an Eligible Employee must have remained in continuous service until February 23, 2018 for restrictions to fully lapse.

Under the 2017 Program, the Compensation Committee granted the Chief Executive Officer 150,000 shares of restricted stock, each of the Chief Financial Officer and the Senior Vice President, Supply Chain & Distribution 75,000 shares of restricted stock, and each Vice President 35,000 shares of restricted stock. The 2017 Program also provided the Compensation Committee discretion to make additional equity compensation awards above the target award level in recognition of extraordinary performance. All awards granted pursuant to the 2017 Program were issued under and pursuant to the 2008 Plan and subject to the terms of our standard performance-based restricted stock award agreement.

On January 30, 2018, the Compensation Committee reviewed preliminary 2017 corporate performance and determined the achievement levels of the performance goals under the 2017 Program. The Compensation Committee exercised its discretion, as permitted by the 2017 Program, to deem the threshold level to have been achieved, even though our company’s shared revenue goal was not achieved at the stretch threshold level due to a mid-year shift in focus towards financial profitability. The Compensation Committee modified the awards granted under the 2017 Program to reflect a 75% achievement level of the 2017 Company Measures. In addition, the Compensation Committee modified the awards from wholly restricted stock awards to awards consisting of 70% restricted stock and 30% cash in lieu of restricted stock. As a result, the following modified awards were granted to our named executive officers: (i) Suzanne Miglucci received a cash payment of $51,581 and restrictions lapsed on 91,875 of the 150,000 shares of her original restricted stock award; (ii) Clint Pete received a cash payment of $25,032 and restrictions lapsed on 44,642 of the 75,000 shares of his original restricted stock award; and (iii) Don O’Connell received a cash payment of $25,732 and restrictions lapsed on 45,982 of the 75,000 shares of his original restricted stock award. The remainder of the original awards of restricted stock was forfeited.

Outstanding Equity Awards at 2018 Fiscal Year-End

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(1)
Suzanne Miglucci	8/18/2015	30,991	-		$1.21	8/18/2025
12/1/2015		300,000	-		1.21	12/1/2025
1/30/2018									52,500	(2)	56,175
5/24/2018									52,500	(3)	56,175

Clint J. Pete	8/23/2016	10,000	10,000	(4)	1.29	8/23/2026
5/23/2017		50,000	50,000	(5)	0.88	5/23/2027
1/30/2018									26,250	(2)	28,088
5/24/2018									26,250	(3)	28,088

Don O’Connell	3/15/2016	37,500	12,500	(6)	1.44	3/15/2026
5/23/2017		50,000	50,000	(5)	0.88	5/23/2027
1/30/2018									26,250	(2)	28,088
5/24/2018									26,250	(3)	28,088

(1)	The market value of shares that have not vested is based on a price of $1.07 per share (the closing price of our common stock as reported by Nasdaq on June 29, 2018).

(2)
The restrictions on the stock award lapse on July 31, 2018, subject to achievement of performance goals and to the officer’s continued service to our company as of such date. The level of achievement of the performance goals under the 2018 Program as determined by the Compensation Committee is discussed above under the heading “2018 Senior Management Equity Incentive Program.”

(3)	The restrictions on the stock award lapse on December 31, 2018, subject to achievement of performance goals and to the officer’s continued service to our company as of such date.

(4)	This option award vests in four equal installments on August 23, 2017, June 6, 2018, June 6, 2019, and June 6, 2020, subject to the officer’s continued service to our company as of such dates.

(5)	This option award vests in four equal installments on November 23, 2017, May 23, 2018, May 23, 2019, and May 23, 2020, subject to the officer’s continued service to our company as of such dates.

(6)
This option award vests in four equal installments on each of the grant date, March 1, 2017, March 1, 2018, and March 1, 2019, subject to the officer’s continued service to our company as of such dates.

Cash Compensation and Value of Vesting Equity Table

The following table shows the actual cash compensation and value of vesting equity received for the Transition Period and each of the years ended December 31, 2017 and 2016 by our named executive officers. We believe that this table is important in order to distinguish between the actual cash and vested value received by each named executive officer as opposed to the grant date fair value of equity awards as shown in the Summary Compensation Table.

Name and Principal Position	Year		Realized Salary ($)	Realized Stock Awards ($)(1)		Realized Option Awards ($)(1)	Realized Non- Equity Incentive Plan Compensation ($)(1)		All Other Compensation ($)		Total ($)
Suzanne Miglucci	2018T	(2)	$167,500	$120,356	(3)	$-	$51,581	(3)	$9,207	(4)	$348,644
President and Chief Executive Officer	2017		335,000	71,550		-	-		18,261	(5)	424,811
	2016		347,885	-		-	-		17,691	(6)	365,576
Clint J. Pete	2018T	(2)	120,000	58,480	(3)	-	25,032	(3)	3,985	(8)	207,497
Chief Financial Officer and Treasurer(7)	2017		221,696	-		-	14,028	(9)	4,187	(10)	239,911
	2016		99,718	-		-	-		-		99,718
Don O’Connell	2018T	(2)	137,500	60,237	(3)	-	25,732	(3)	6,058	(11)	229,527
Chief Operating Officer and Senior Vice President, Supply Chain(13)	2017		251,923	15,582		-	-		6,210	(12)	273,715

(1)
Reflects the value of restricted stock awards and option awards, respectively, that vested in each fiscal period (regardless of when granted). The value of realized stock awards reflects the price of our common stock on each vesting date, and the value of realized option awards reflects the difference between the exercise price of the option awards and the price of our common stock on each vesting date. The realized stock and option award amounts exclude any potential value that may be realized from vesting or any change in our company’s stock price after each vesting date (including any future value of “underwater” option awards that may become “in-the-money” after each vesting date).

(2)	2018T refers to the Transition Period.

(3)	Reflects the deemed achievement levels and modification of awards under the 2017 Program, as described under “2017 Senior Management Equity Incentive Program.”

(4)	Includes $9,207 of long-term disability insurance and life insurance premiums.

(5)	Includes $18,261 of long-term disability insurance and life insurance premiums.

(6)	Includes $17,691 of long-term disability insurance and life insurance premiums.

(7)
Mr. Pete joined our company as Corporate Controller on June 6, 2016, was appointed as our Interim Chief Financial Officer effective December 2, 2016, and was appointed as our Chief Financial Officer effective May 23, 2017.

(8)	Includes $3,985 of long-term disability insurance and life insurance premiums.

(9)	Mr. Pete was paid a cash bonus in recognition of his performance as our Corporate Controller in 2016 against pre-established performance measures before he became our principal financial officer.

(10)	Includes $4,187 of long-term disability insurance and life insurance premiums.

(11)	Includes $3,437 of 401(k) employer matching contributions and $2,621 of long-term disability insurance and life insurance premiums.

(12)	Includes $4,926 of 401(k) employer matching contributions and $1,284 of long-term disability insurance and life insurance premiums.

(13)
Mr. O’Connell joined our company as Senior Vice President, Supply Chain & Distribution on March 1, 2016 and was appointed as our Chief Operating Officer and Senior Vice President, Supply Chain effective May 23, 2017.

Developments for 2019 Compensation

On May 24, 2018, the Compensation Committee approved the Charles & Colvard, Ltd. Fiscal 2019 Q1-Q2 Senior Management Equity Incentive Program (the “2019 Q1-Q2 Program”) for the first six months of our new fiscal year, with effect as of July 1, 2018. The 2019 Q1-Q2 Program supersedes and replaces all prior management incentive plans or programs for all periods commencing on or after July 1, 2018.

The 2019 Q1-Q2 Program provides an incentive opportunity for our executive officers and vice presidents, other than senior sales executives (the “2019 Q1-Q2 Eligible Employees”), through the grant of an Award, with both performance and service measures, consisting of (i) a Restricted Stock Component representing 70% of the Award’s value and (ii) a Cash Component representing 30% of the Award’s value. The value of Awards is expressed in “Share Equivalents,” which is the number of shares of our company’s restricted stock that would be granted pursuant to each Award if the Restricted Stock Component equaled 100% of the Award.

Achievement of a 2019 Q1-Q2 Eligible Employee’s performance measures will be measured by the Compensation Committee as follows: (i) 60% of each Award will be based on the achievement of a shared company goal regarding revenue growth (the “2019 Q1-Q2 Revenue Measure”), (ii) 15% of each Award will be based on the achievement of a shared company goal regarding gross margin (the “Margin Measure”), (iii) 15% of each Award will be based on the achievement of a shared company goal regarding EBITDA (the “EBITDA Measure”), and (iv) 10% of each Award will be based on the achievement of a shared company goal regarding cash and cash equivalents on our balance sheet (the “Cash Measure,” and together with the 2019 Q1-Q2 Revenue Measure, the Margin Measure, and the EBITDA Measure, the “2019 Q1-Q2 Company Measures”), all for the period from July 1, 2018 to December 31, 2018. If we do not achieve 80% of the 2019 Q1-Q2 Revenue Measure, the Restricted Stock Component of each Award will be forfeited and the Cash Component of each Award will not be paid. We must achieve at least 80% of the 2019 Q1-Q2 Revenue Measure in order for the portion of the Award attributed to the Margin Measure, the EBITDA Measure, and the Cash Measure to be vested/paid, as applicable. We must achieve at least 90% of the 2019 Q1-Q2 Revenue Measure in order for the portion of the Award attributed to the 2019 Q1-Q2 Revenue Measure to be vested/paid, as applicable. Achievement on a sliding scale from 90% to 120% of the 2019 Q1-Q2 Revenue Measure will result in payment ranging from 75% to 140% of the portion of the Award attributed to the 2019 Q1-Q2 Revenue Measure. The Restricted Stock Component and Cash Component of each Award will be reduced proportionately by any performance that is measured below 100%. The 2019 Q1-Q2 Company Measures are determined by the Compensation Committee and may be modified by the Compensation Committee to reflect certain types of events as permitted by the 2008 Plan. In addition, a 2019 Q1-Q2 Eligible Employee must remain in continuous service until December 31, 2018 for restrictions to fully lapse on the Restricted Stock Component and for the Cash Component to be paid.

Under the 2019 Q1-Q2 Program, the Compensation Committee has granted the Chief Executive Officer 75,000 Share Equivalents, the Chief Financial Officer and Chief Operating Officer 37,500 Share Equivalents, and each eligible Vice President 17,500 Share Equivalents. The 2019 Q1-Q2 Program also provides the Compensation Committee discretion to make additional Awards above the targeted award level in recognition of extraordinary performance. The Restricted Stock Component of all Awards granted pursuant to the 2019 Q1-Q2 Program is issued under and pursuant to the 2008 Plan and subject to the terms of our standard performance-based restricted stock award agreement.

TRANSITION PERIOD DIRECTOR COMPENSATION

The following table and narrative discussion summarize the compensation paid to our non-employee directors during the Transition Period. None of our directors are party to any agreement or arrangement with a third party relating to compensation or other payment in connection with their candidacy or service as a director.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Neal I. Goldman	$25,625	$15,199	$-	$40,824
Anne M. Butler	21,875	13,818	-	35,693
Benedetta Casamento	17,500	13,818	-	31,318
Jaqui Lividini	17,500	13,818	-	31,318
Ollin B. Sykes	25,000	13,818	-	38,818

(1)
The amounts shown in this column reflect the aggregate grant date fair values computed in accordance with FASB ASC Topic 718 of the option awards granted to each of our directors. The assumptions made in determining these values are set forth in Note 11 to our consolidated financial statements included in our Transition Report on Form 10-KT for the six months ended June 30, 2018 filed with the SEC on September 7, 2018. As of June 30, 2018 the aggregate number of shares that were subject to option awards outstanding for each director was as follows: Mr. Goldman, 304,359; Ms. Butler, 157,880; Ms. Casamento, 78,464; Ms. Lividini, 152,325; and Mr. Sykes, 157,830.

(2)
On May 16, 2018, as a result of our change in fiscal year end and the related shift in the date of the Annual Meeting from May to November, our Board of Directors determined to grant members of the Board of Directors 50% of the annual option awards prescribed by our director compensation policy described below, with each of the option grants vesting and becoming exercisable on the date of the Annual Meeting.

Director Compensation Policy

On September 12, 2017, our Board of Directors adopted a revised director compensation policy, effective as of October 1, 2017, which provides that each designated non-management member of the Board of Directors will receive (i) an annual retainer of $30,000 to be paid in four quarterly installments in arrears, to be pro-rated as applicable; (ii) upon appointment to the Board of Directors to fill a vacancy, a stock option grant with a grant date value determined by the Board of Directors as appropriate considering the time remaining before re-election; and (iii) a stock option grant upon annual re-election as a director with a grant date value of $50,000, except for the Chairperson, who will receive a stock option grant with a grant date value of $55,000. Additionally, certain specific members of the Board of Directors will receive additional annual retainers, paid in four quarterly installments in arrears, pro-rated as applicable, in the following amounts: (i) the Chairperson will receive $40,000, in lieu of the $30,000 annual retainer paid to other members of the Board of Directors, (ii) the Chairperson of the Audit Committee will receive $15,000, (iii) the Chairperson of the Compensation Committee and Nominating and Governance Committee will receive $7,500 each, and (iv) Board committee members (excluding the committee chairperson) will receive $5,000. Directors will not receive a fee for each Board of Directors or committee meeting, whether or not such meeting is in person or telephonic. Members of the Board of Directors may only receive retainers for serving as a member (including chairperson) of two Board committees.

PROPOSAL 2

APPROVAL OF CHARLES & COLVARD, LTD. 2018 EQUITY INCENTIVE PLAN

General

Our principal equity compensation plan since 2008 has been the 2008 Plan. The 2008 Plan expired (with respect to future grants) on May 26, 2018, although awards which were outstanding on that date may continue in accordance with their terms.

On September 20, 2018, the Board of Directors approved and adopted the Charles & Colvard, Ltd. 2018 Equity Incentive Plan, subject to shareholder approval, to replace the 2008 Plan. The 2018 Plan became effective as of its effective date, September 20, 2018, but no award may be exercised (or, in the case of a stock award, will be granted unless granted as a restricted stock unit for which vesting is made expressly contingent upon shareholder approval in accordance with applicable law) unless and until the 2018 Plan has been approved by the shareholders, which approval must be within 12 months of the date the 2018 Plan is adopted by the Board of Directors.

The purpose of the 2018 Plan is to enable us to (a) attract and retain the types of employees, consultants and directors who will contribute to our long-term success, (b) provide incentives that align the interests of employees, consultants and directors with those of our shareholders; and (c) promote the success of our business. If approved, the 2018 Plan would be the only plan under which we are authorized to award share-based compensation, including stock options and restricted stock, to attract and retain employees, consultants and directors. Without the ability to use equity incentives, we would only be able to use cash incentives in such circumstances.

We are requesting that shareholders approve the 2018 Plan in accordance with Nasdaq rules relating to equity compensation. If shareholder approval is not received, the Compensation Committee will reconsider the 2018 Plan.  In addition, we may seek to hold additional shareholder meetings until shareholder approval is obtained.

We believe the 2018 Plan is essential to our future success and encourage shareholders to vote in favor of this approval.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE CHARLES & COLVARD, LTD. 2018 EQUITY INCENTIVE PLAN.

Summary of the 2018 Plan Features

The following is a brief summary of the 2018 Plan.  This description is merely a summary of material provisions of the 2018 Plan and is qualified by the full text of the plan as shown in Appendix A.

Purpose and Eligibility

The purposes of the 2018 Plan are to (a) enable us to attract and retain the types of employees, consultants and directors who will contribute to our long-term success; (b) provide incentives that align the interests of employees, consultants and directors with those of our shareholders; and (c) promote the success of our business. The 2018 Plan is intended to replace the 2008 Plan and will serve as the source of shares for our future equity incentive programs.  Our, and our affiliates’, employees, consultants and directors and such other individuals as may be designated by the Compensation Committee, in its sole discretion, who are reasonably expected to become employees, consultants and directors after the receipt of awards, are eligible to receive awards under the 2018 Plan. At this time, approximately 59 employees, 5 non-employee directors, and zero consultants may be eligible to participate in the 2018 Plan, although these figures are subject to change. The material terms of awards that may be granted under the 2018 Plan are discussed below under the heading “Awards.”

Administration, Amendment and Termination

The 2018 Plan will be administered by the Compensation Committee or, in the Board of Directors’ sole discretion or failure to establish or re-establish the Compensation Committee, by the Board of Directors.  The Board of Directors has delegated all of its authority to administer the 2018 Plan to the Compensation Committee.  Subject to the terms of the 2018 Plan, the Compensation Committee’s charter and applicable laws, the Compensation Committee has the authority to construe and interpret the 2018 Plan and apply its provisions, including, among other things, to select eligible award recipients; to prescribe the terms and conditions of each award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the award agreement relating to such grant; to amend any outstanding awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding award, provided that if any such amendment impairs a participant’s rights or increases a participant’s obligations or federal income tax liability with respect to such an award, such amendment will also be subject to the participant’s consent; and to exercise discretion to make any and all determinations which the Compensation Committee determines to be necessary or advisable for the administration of the 2018 Plan.

The Board of Directors at any time, and from time to time, may amend or terminate the 2018 Plan. If not terminated earlier, the 2018 Plan will terminate automatically on September 20, 2028. Except with respect to adjustments upon changes in the outstanding common stock or in the capital structure of our company and amendments to the 2018 Plan that the Board of Directors deems necessary or advisable to provide eligible employees, consultants, and directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to incentive stock options or to the nonqualified deferred compensation provisions of Code Section 409A and/or to bring the 2018 Plan and/or awards granted under it into compliance therewith, no amendment will be effective unless approved by our shareholders to the extent shareholder approval is necessary to satisfy any applicable laws. In addition, the Compensation Committee at any time, and from time to time, may amend the terms of any one or more awards, provided that the Compensation Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any award unless we request the consent of the participant and the participant consents in writing. The Compensation Committee also may modify the purchase price or the exercise price of any outstanding award, provided that if the modification effects a repricing, shareholder approval will be required before the repricing is effective.

Limitations on Awards

Subject to adjustments upon changes in the outstanding common stock or in the capital structure of our company, the maximum number of shares that may be issued pursuant to awards granted under the 2018 Plan may not exceed the sum of (i) 3,300,000 shares of common stock, plus (ii) the number of shares of common stock subject to an award granted under the 1997 Omnibus Stock Incentive Plan, as amended, the 2008 Plan, or any other stock incentive plan maintained by us prior to the 2018 Plan (each, a “Prior Plan”) that expires, terminates or is canceled or forfeited under the terms of the Prior Plans. Of the amount described in the preceding sentence, no more than 3,300,000 shares of common stock may be issued under the 2018 Plan pursuant to the exercise of incentive stock options. In addition, under the 2018 Plan, the maximum number of shares of common stock subject to awards granted during a single fiscal year to any director, together with any cash fees paid to such director during the fiscal year may not exceed a total value of $300,000 (calculating the value of any awards based on the grant date fair value for financial reporting purposes).

Incentive stock option awards may be granted only to our employees.  Awards other than incentive stock options may be granted to employees, consultants and directors and those individuals whom the Compensation Committee determines are reasonably expected to become employees, consultants and directors following the grant date to the extent permitted by applicable law.

Awards

Awards that may be granted under the 2018 Plan include (a) incentive stock options, (b) nonqualified stock options, (c) stock appreciation rights (“SARs”), (d) restricted awards, (e) performance share awards, (f) cash awards, and (g) other equity-based awards not inconsistent with the terms of the 2018 Plan as the Compensation Committee, in its discretion, may determine from time to time. A summary of the material terms of each type of award is provided below.

Options. The 2018 Plan authorizes the grant of both incentive stock options and nonqualified stock options exercisable for shares of common stock. An incentive stock option granted under the 2018 Plan will not be exercisable after the expiration of ten years from the grant date (or five years with respect to incentive stock options granted to an employee who is a ten percent shareholder). The term of a nonqualified stock option granted under the 2018 Plan will be determined by the Compensation Committee, provided that no nonqualified stock option will be exercisable after the expiration of ten years from the grant date.

The option exercise price of each incentive stock option and nonqualified stock option may not be less than 100% of the fair market value of the common stock subject to the option on the grant date (or 110% of the fair market value of the common stock with respect to incentive stock options granted to an employee who is a ten percent shareholder).  Notwithstanding the foregoing, an incentive stock option or nonqualified stock option may be granted with an exercise price lower than the fair market value of the common stock subject to the option if such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Code Section 424(a), with respect to incentive stock options, or Code Section 409A, with respect to nonqualified stock options.

The option exercise price of common stock acquired pursuant to an option may be paid, to the extent permitted by applicable laws and not prohibited by any agreements evidencing indebtedness entered into by us from time to time, either (a) in cash or by certified or bank check at the time the option is exercised or (b) the option exercise price may be paid (i) by delivery to us of other common stock, duly endorsed for transfer to us, with a fair market value on the date of delivery equal to the option exercise price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the participant identifies for delivery specific shares of common stock that have an aggregate fair market value on the date of attestation equal to the option exercise price (or portion thereof) and receives a number of shares of common stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of common stock; (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of common stock otherwise deliverable upon exercise of such option with a fair market value equal to the aggregate option exercise price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Compensation Committee. An option may be subject to terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Compensation Committee may deem appropriate. Any option not exercised before expiration of the option period will terminate. Options generally are subject to certain restrictions on exercise if the participant terminates employment or service.

Stock Appreciation Rights. Under the terms of the 2018 Plan, SARs may be granted alone (a “freestanding right”) or in tandem with an option granted under the 2018 Plan (a “related right”). SARs vest and become exercisable according to the terms established by the Compensation Committee. The term of a SAR granted under the 2018 Plan will be determined by the Compensation Committee, provided that no SAR may be exercisable later than the tenth anniversary of the grant date.

The exercise price of a freestanding right will be determined by the Compensation Committee, but may not be less than 100% of the fair market value of one share of common stock on the grant date of such SAR.  A related right granted simultaneously with or subsequent to the grant of an option and in conjunction therewith or in the alternative thereto will have the same exercise price as the related option, will be transferable only upon the same terms and conditions as the related option, and will be exercisable only to the same extent as the related option; provided that a SAR, by its terms, will be exercisable only when the fair market value per share of common stock subject to the SAR and related option exceeds the exercise price per share thereof and no SARs may be granted in tandem with an option unless the Compensation Committee determines that such grant complies with the applicable terms of the 2018 Plan.

Upon exercise of a SAR, the holder will be entitled to receive an amount equal to the number of shares of common stock subject to the SAR that is being exercised multiplied by the excess of (i) the fair market value of a share of common stock on the date the award is exercised, over (ii) the exercise price specified in the SAR or related option.  Payment may be made in the form of shares of common stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Compensation Committee in its sole discretion), cash or a combination thereof, as determined by the Compensation Committee. Upon the exercise of a related right, the number of shares of common stock for which any related option will be exercisable will be reduced by the number of shares of common stock for which the SAR has been exercised, and the number of shares of common stock for which a related right will be exercisable will be reduced upon any exercise of any related option by the number of shares of common stock for which the option has been exercised.

Restricted Awards. Restricted awards may be in the form of actual shares of common stock (“restricted stock”) or hypothetical common stock units (“restricted stock units”) having a value equal to the fair market value of an identical number of shares of common stock, which may, but need not, provide that such restricted award may be sold, assigned, transferred or otherwise disposed of, pledged, or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “restricted period”) as the Compensation Committee will determine. The restricted period will commence on the grant date and end at the time or times set forth on a schedule established by the Compensation Committee in the applicable award agreement. Restricted stock units are similar to restricted stock except that upon the grant of a restricted stock unit award, no shares of common stock will be issued, and we will not be required to set aside funds for the payment of any such award.  The Compensation Committee may also grant restricted stock units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an award agreement (“deferred stock units”).

Subject to the restrictions set forth in an applicable award agreement, a participant that receives an award of restricted stock generally will have the rights and privileges of a shareholder as to such restricted stock, including the right to vote and the right to receive dividends; provided that any cash dividends and stock dividends with respect to the restricted stock will be withheld by us for the participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as the Compensation Committee determines. The cash dividends or stock dividends withheld will be distributed to the participant in cash or, at the discretion of the Compensation Committee, in shares of common stock having a fair market value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the participant will have no right to such dividends.

A recipient of a restricted stock unit award will have no voting rights with respect to the restricted stock units granted thereunder. At the discretion of the Compensation Committee, each restricted stock unit or deferred stock unit (representing one share of common stock) may be credited with an amount equal to the cash and stock dividends paid by us in respect of one share of common stock (“dividend equivalents”).  Dividend equivalents will be withheld by us and credited to the participant’s account, and interest may be credited on the amount of cash dividend equivalents credited to the participant’s account at a rate and subject to such terms as determined by the Compensation Committee.  Dividend equivalents will be distributed in cash or, at the discretion of the Compensation Committee, in shares of common stock having a fair market value equal to the amount of such dividend equivalents and earnings, if applicable, to the participant upon settlement of such restricted stock unit or deferred stock unit. If such a restricted stock unit or deferred stock unit is forfeited, the participant will have no right to such dividend equivalents.

Upon the expiration of the restricted period with respect to any shares of restricted stock and satisfaction of any other applicable conditions, the restrictions on such shares of restricted stock will be of no further force or effect with respect to such shares, except as set forth in the applicable award agreement.  If an escrow arrangement is used, upon such expiration, we will deliver to the participant the stock certificate evidencing the shares of restricted stock which have not then been forfeited and with respect to which the restricted period has expired and any cash dividends or stock dividends credited to the participant’s account with respect to such restricted stock and the interest thereon, if any. Upon the expiration of the restricted period with respect to any restricted stock units, or at the expiration of the deferral period with respect to any outstanding deferred stock units, we will deliver to the participant one share of common stock for each such outstanding vested restricted stock unit or deferred stock unit (“vested unit”) and cash equal to any dividend equivalents credited with respect to each such vested unit and the interest thereon or, at the discretion of the Compensation Committee, in shares of common stock having a fair market value equal to such dividend equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in an applicable award agreement, the Compensation Committee may, in its sole discretion, elect to pay cash or part cash and part common stock in lieu of delivering only shares of common stock for vested units.

Performance Share Awards. An award of a performance share is a grant of a right to receive a number of actual shares of common stock or share units based upon our performance during a specified period of time (the “performance period”), as determined by the Compensation Committee. The Compensation Committee will have the discretion to determine: (i) the number of shares of common stock or stock-denominated units subject to a performance share award granted to any participant; (ii) the performance period applicable to any award; (iii) the conditions that must be satisfied for a participant to earn an award; and (iv) the other terms, conditions and restrictions of the award. The number of performance shares earned by a participant will depend on the extent to which the performance goals established by the Compensation Committee are attained within the applicable performance period, as determined by the Compensation Committee.

Other Equity-Based Awards. The Compensation Committee may grant other equity-based awards, either alone or in tandem with other awards, in such amounts and subject to such conditions as the Compensation Committee may determine in its sole discretion.

Cash Awards. The Compensation Committee may grant cash awards in such amounts and subject to such performance goals, other vesting conditions, and such other terms as the Compensation Committee determines in its discretion.

Change in Control

Unless otherwise provided in an applicable award agreement or a participant’s employment agreement or services agreement, awards granted under the 2018 Plan will be subject to the below conditions in connection with a change in control (as defined in the 2018 Plan).

In the event of a participant’s termination of continuous service without cause or for good reason (each as defined in the 2018 Plan) during the six-month period following a change in control, notwithstanding any provision of the 2018 Plan or any applicable award agreement to the contrary, all outstanding options and SARs will become immediately exercisable with respect to 100% of the shares subject to such options or SARs, and/or the restricted period will expire immediately with respect to 100% of the outstanding shares of restricted stock or restricted stock units as of the date of the participant’s termination of continuous service. With respect to performance share awards and cash awards, in the event of a participant’s termination of continuous service without cause or for good reason, in either case, within six months following a change in control, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met as of the date of the participant’s termination of continuous service.

In addition, in the event of a change in control, the Compensation Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such awards based upon the price per share of common stock received or to be received by our other shareholders in the event.  In the case of any option or SAR with an exercise price that equals or exceeds the price paid for a share of common stock in connection with the change in control, the Compensation Committee may cancel the option or SAR without the payment of consideration therefor.

Transferability

Incentive stock options are not transferable other than by will or the laws of descent and distribution and will be exercisable during the lifetime of the optionholder only by the optionholder.  Nonqualified stock options may, in the sole discretion of the Compensation Committee, be transferable to a permitted transferee (as defined in the 2018 Plan), upon written approval by the Compensation Committee to the extent provided in the award agreement.  If a nonqualified stock option does not provide for transferability, the nonqualified stock option is not transferable other than by will or the laws of descent and distribution and will be exercisable during the lifetime of the optionholder only by the optionholder. Notwithstanding the foregoing, any optionholder may, by delivering written notice to us, in a form satisfactory to us, designate a third party who, in the event of the death of the optionholder, will thereafter be entitled to exercise the option. Unless the Compensation Committee determines otherwise, restricted awards may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose until the restriction period has expired and until all conditions to vesting the award have been met.

Clawback Policy

Notwithstanding any other provisions in the 2018 Plan, we may cancel any award, require reimbursement of any award by a participant, and effect any other right of recoupment of equity or other compensation provided under the 2018 Plan in accordance with any policies that we may adopt and/or modify from time to time.  In addition, a participant may be required to repay previously paid compensation, whether provided pursuant to the 2018 Plan or an award agreement, in accordance with any such policy.

Certain Federal Income Tax Consequences

The following generally describes the principal federal (and not state and local) income tax consequences of awards granted under the 2018 Plan as of this time. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular participant or to our company. The provisions of the Code and related regulations are complicated and their impact in any one case may depend upon the particular circumstances.

Incentive Stock Options. The grant and exercise of an incentive stock option generally will not result in taxable income to the participant if the participant does not dispose of shares received upon exercise of such option less than one year after the date of exercise and two years after the date of grant, and if the participant has continuously been a company employee from the date of grant to three months before the date of exercise (or 12 months in the event of disability). However, the excess of the fair market value of the shares received upon exercise of the option over the option price generally will constitute an item of adjustment in computing the participant’s alternative minimum taxable income for the year of exercise. Thus, certain participants may incur federal income tax liability as a result of the exercise of an incentive stock option under the Code’s alternative minimum tax rules.

We generally are not entitled to a deduction upon the exercise of an incentive stock option. Upon the disposition of shares acquired upon exercise of an incentive stock option, the participant will be taxed on the amount by which the amount realized exceeds the option price. This amount will be treated as capital gain or loss.

If the holding period requirements described above are not met, the participant will have ordinary income in the year of disposition to the extent of the lesser of (i) the fair market value of the stock on the date of exercise minus the option price or (ii) the amount realized on disposition of the stock minus the option price. We generally are entitled to deduct as compensation the amount of ordinary income realized by the participant.

Pursuant to the Code and the terms of the 2018 Plan, in no event can there first become exercisable by a participant in any one calendar year incentive stock options granted by our company with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent an incentive stock option granted under the 2018 Plan exceeds this limitation, it will be treated as a nonqualified stock option.

Nonqualified Stock Options. If a participant receives a nonqualified stock option, the difference between the fair market value of the stock on the date of exercise and the option price will constitute taxable ordinary income to the participant on the date of exercise. We generally will be entitled to a deduction in the same year in an amount equal to the income taxable to the participant.

Stock Appreciation Rights. The grant of a SAR will not result in taxable income to a participant or a tax deduction to us. Upon exercise of the SAR, the amount of cash and fair market value of shares received by the participant (determined at the time of delivery to the participant), less cash or other consideration paid (if any), is taxed to the participant as ordinary income and we generally will be entitled to receive a corresponding tax deduction.

Restricted Stock Awards. The grant of restricted stock awards will not result in taxable income to the participant or a tax deduction to the Company, unless the restrictions on the stock do not present a substantial risk of forfeiture or the award is transferable. In the year that the restricted stock is no longer subject to a substantial risk of forfeiture or the award is transferable, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid (if any), will be taxed to the participant as ordinary income. Alternatively, a participant may elect, pursuant to Code Section 83(b), immediate recognition of income at the time of receipt of restricted stock which is subject to a substantial risk of forfeiture or is non-transferrable. If the Code Section 83(b) election is made within 30 days of the date of grant, the participant will generally recognize the difference between the fair market value of the restricted stock at the time of grant and the purchase price paid for the restricted stock (if any) as income and we will be entitled to a corresponding tax deduction. Assuming a valid Code Section 83(b) election, any change in the value of the shares after the date of grant will be taxed as a capital gain (or capital loss) when the participant disposes of the shares. Dividends paid with respect to these shares will not be deductible by us. A Code Section 83(b) election is irrevocable. If such tax treatment is elected, and the restricted stock is subsequently forfeited, the participant will not be entitled to any offsetting tax deduction. In the case of restricted stock awards, we generally will be entitled to a corresponding tax deduction in an amount equal to the income taxable to the participant.

Restricted Stock Units, Performance Share Awards, and Dividend Equivalents. The federal income tax consequences of the award of restricted stock units, performance share awards, or dividend equivalents will depend on the conditions of the award. Generally, the grant of one of these awards does not result in taxable income to the participant or a tax deduction to us. However, the participant will recognize ordinary compensation income at settlement of the award equal to any cash and the fair market value of any common stock received (determined as of the date that the award is not subject to a substantial risk of forfeiture or transferable). We generally are entitled to a deduction upon the participant’s recognition of income in an amount equal to the ordinary income recognized by the participant.

Code Section 409A

Code Section 409A imposes certain requirements on nonqualified deferred compensation. Certain awards provided under the 2018 Plan could be viewed as deferring income for participants under certain conditions and may, therefore, be subject to Code Section 409A. While it is our intent to have awards under the 2018 Plan be exempt from or comply with the requirements of Code Section 409A, including related regulations and guidance, there can be no assurance that awards made under the 2018 Plan will satisfy those requirements. In the event an award is subject to Code Section 409A but does not satisfy the requirements of Code Section 409A, the participant may be subject to immediate income tax inclusion of the deferred amounts, an additional 20% excise tax on amounts includible in income, and interest charges on such amounts from the date the amounts became vested. We generally will be entitled to an income tax deduction with respect to the amount of compensation includible as income to the participant. We undertake no responsibility to take, or to refrain from taking, any actions in order to achieve a certain tax result for any participant.

New Plan Benefits

The selection of individuals who will receive awards under the 2018 Plan, if it is approved by the shareholders, and the amount of any such awards is not yet determinable due to vesting, performance, and other requirements. Therefore, it is not possible to determine the benefits or amounts that will be received by, or allocated to, particular individuals or groups of individuals if the 2018 Plan is approved by our shareholders.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of June 30, 2018 with respect to compensation plans (including any individual compensation arrangements) under which our equity securities are authorized for issuance.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)		(b) Weighted- average exercise price of outstanding options, warrants, and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1) (3)
Equity compensation plans approved by security holders	2,388,169	(2)	$1.46	-

Equity compensation plans not approved by security holders	-		$-	-

Total	2,388,169		$1.46	-

(1)	Refers to shares of our company’s common stock.

(2)	Includes shares issuable upon exercise of outstanding stock options under the 2008 Plan, which expired (with respect to future grants) on May 26, 2018.

(3)	Due to the expiration of the 2008 Plan, no securities are available to be issued with respect to future grants.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information with respect to the beneficial ownership of common stock as of September 21, 2018 by (i) each person known by us to own beneficially more than five percent of our company’s outstanding shares of common stock; (ii) each director and director nominee of our company; (iii) each named executive officer of our company; and (iv) all current directors and executive officers as a group. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to our knowledge, each shareholder named in the table has sole voting and investment power with respect to the shares set forth opposite such shareholder’s name.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percent of Class
Ollin B. Sykes(3)	1,555,189	7.2%
Neal I. Goldman(4)	919,409	4.3
Suzanne Miglucci(5)	743,366	3.4
Anne M. Butler(6)	498,551	2.3
Don O’Connell(7)	239,702	1.1
Benedetta Casamento(8)	78,739	*
Jaqui Lividini(9)	132,000	*
Clint J. Pete(10)	193,827	*
Directors and Executive Officers as a Group (8 persons)(11)	4,360,783	20.2

*	Indicates less than one percent

(1)	Unless otherwise indicated, the address of each person is 170 Southport Drive, Morrisville, North Carolina 27560.

(2)
Based upon 21,598,069 shares of common stock outstanding on September 21, 2018. The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the person has sole or shared voting power or investment power and also any shares that the person has the right to acquire within 60 days of September 21, 2018 through the exercise of any stock options or other rights. Any shares that a person has the right to acquire within 60 days are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3)
Includes (i) 35,787 shares owned by Mr. Sykes’s spouse, over which Mr. Sykes has shared voting and investment power; (ii) 137,505 shares subject to options exercisable within 60 days of September 21, 2018; (iii) 745,818 shares held by the Sykes & Company Profit Sharing Plan and Trust, of which Mr. Sykes is the trustee; and (iv) 636,079 shares held in a margin account.

(4)	Includes 282,002 shares subject to options exercisable within 60 days of September 21, 2018.

(5)
Includes (i) 341,491 shares subject to options exercisable within 60 days of September 21, 2018; and (ii) 52,500 shares held by Ms. Miglucci pursuant to restricted stock awards as to which restrictions had not lapsed as of September 21, 2018.

(6)
Includes (i) 137,555 shares subject to options exercisable within 60 days of September 21, 2018; and (ii) 360,996 shares jointly owned with Ms. Butler’s spouse, over which Ms. Butler has shared voting and investment power.

(7)
Includes (i) 158,596 shares jointly owned with Mr. O’Connell’s spouse, over which Mr. O’Connell has shared voting and investment power; (ii) 54,856 shares subject to options exercisable within 60 days of September 21, 2018; and (iii) 26,250 shares held by Mr. O’Connell pursuant to a restricted stock award as to which restrictions had not lapsed as of September 21, 2018.

(8)	Includes 58,139 shares subject to options exercisable within 60 days of September 21, 2018.

(9)	Includes 132,000 shares subject to options exercisable within 60 days of September 21, 2018.

(10)
Includes (i) 64,935 shares subject to options exercisable within 60 days of September 21, 2018; and (ii) 26,250 shares held by Mr. Pete pursuant to a restricted stock award as to which restrictions had not lapsed as of September 21, 2018.

(11)
For all current directors and executive officers as a group, includes a total of 1,208,483 shares subject to options exercisable within 60 days of September 21, 2018 and 105,000 shares held pursuant to restricted stock awards as to which restrictions had not lapsed as of September 21, 2018.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and certain officers and persons who own more than 10% of our outstanding shares of common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. As a practical matter, we assist our directors and officers by completing and filing Section 16(a) reports on their behalf based on information they provide to us. Based solely on a review of the reports that were filed and written representations that such reports accurately reflect all reportable transactions and holdings, we believe that all forms required to be filed by Section 16(a) during the Transition Period were filed on a timely basis, except that a Form 4 was not filed timely in connection with the disposition of 918 shares of common stock on February 20, 2018, held by Ollin B. Sykes, a member of our Board of Directors, related to the dissolution of a business of which Mr. Sykes was a partner.

PROPOSAL 3

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed BDO USA, LLP (“BDO”) as our company’s independent registered public accounting firm for the fiscal year ending June 30, 2019, subject to ratification by our shareholders. Although shareholder ratification of the appointment of BDO is not required by law, we desire to solicit such ratification as a matter of good corporate governance. If the appointment of BDO is not approved by a majority of the shares cast at the Annual Meeting, the Audit Committee may consider the appointment of another independent registered public accounting firm for fiscal 2019 but may determine to remain with BDO. BDO has acted as our independent registered public accounting firm since December 2010. Representatives of BDO are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions.

Principal Accountant Fee Information

For the fiscal years ended December 31, 2016 and 2017, and the Transition Period, fees billed for services provided by BDO are as follows:

	Amount of Fees
Type of Service	2016	2017	2018	T
Audit Fees	$159,000	$152,000	$149,000
Audit-Related Fees	-	-	-
Tax Fees	19,000	23,000	24,000
All Other Fees	-	-	-
Totals	$178,000	$175,000	$173,000

 Audit Fees. This category includes fees billed for the fiscal periods shown for professional services for the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q, and services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for the relevant fiscal periods.

Audit-Related Fees. This category includes fees billed in the fiscal periods shown for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under the category “Audit Fees.” There were no “Audit-Related Fees” billed to us during 2016, 2017, or the Transition Period.

Tax Fees. This category includes fees billed in the fiscal periods shown for professional services for tax compliance, tax advice, and tax planning.

All Other Fees. This category includes fees billed in the fiscal periods shown for products and services provided by the principal accountant that are not reported in any other category. There were no “All Other Fees” billed to us during 2016, 2017, or the Transition Period.

The Board of Directors has adopted an Audit Committee Pre-Approval Policy. Pursuant to the Pre-Approval Policy, all new projects (and fees) relating to our independent registered public accounting firm either must be authorized in advance under the general pre-approval guidelines set forth in the Pre-Approval Policy or specifically approved in advance by the full Audit Committee. General pre-approval under the policy is provided for 12 months (unless the Audit Committee specifically provides for a different period), is limited to certain projects listed in the policy, and is subject to meeting a specific budget for each project, which budget is contained in the policy. Any project that falls within the scope of the general pre-approval guidelines but exceeds the budgetary limit up to $10,000 may be approved by the Chairperson of the Audit Committee or his or her designee, while all other projects must be specifically approved by the full Audit Committee. There were no new projects authorized during the Transition Period.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2019.

PROPOSAL 4

ADVISORY (NONBINDING) APPROVAL OF EXECUTIVE COMPENSATION

Our executive compensation program is designed to attract and retain the executive talent essential to the achievement of our strategic and operational goals and the achievement of increased shareholder value. We believe that our compensation policies and procedures reward executive officers for both their performance and our company’s performance, and we believe such compensation policies and procedures create interests for our executive officers that are strongly aligned with the long-term interests of our shareholders.

As required by Section 14A of the Exchange Act, we are providing our shareholders with an advisory (nonbinding) vote to approve the compensation of our executive officers. This proposal, commonly known as a “Say-on-Pay” proposal, is designed to give you as a shareholder the opportunity to endorse or not endorse our executive compensation program through the following resolution:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related narrative disclosure.”

When you cast your vote, we urge you to consider the description of our executive compensation program contained in this proxy statement, including in the compensation tables and narrative disclosure, as well as the following factors:

•	Compensation decisions for our Chief Executive Officer and other named executive officers are made by a committee of independent directors.

•
A substantial portion of our executive officers’ compensation is in the form of equity, which aligns our executive officers’ interests with those of our shareholders and incentivizes our executive officers to create shareholder value.

•
The Compensation Committee attempts to set challenging performance goals under our company’s equity incentive programs, as demonstrated by the fact that the executive officers participating in the 2017 Program and 2018 Program did not achieve the shared company goals or, in all but one instance, 100% of their individual performance goals.

Because your vote is advisory, it will not be binding upon the Board of Directors, it will not overrule any decision by the Board of Directors, and it will not create or imply any additional fiduciary duties on the Board of Directors or any of its members. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ADVISORY (NONBINDING) APPROVAL OF EXECUTIVE COMPENSATION.

OTHER MATTERS

The Board of Directors is not aware of any other matters to come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is the intention of the proxies named on the enclosed proxy card to vote said proxy in accordance with their judgment in such matters.

SHAREHOLDER PROPOSALS

Under certain conditions, shareholders may request us to include a proposal for action at a forthcoming meeting of our shareholders in the proxy materials for such meeting. All shareholder proposals intended to be presented at our 2019 Annual Meeting of Shareholders must be received by us no later than June 3, 2019 for inclusion in the proxy statement and proxy card relating to such meeting.

In addition, if a shareholder desires to make a proposal from the floor during the meeting, even if such proposal is not to be included in our proxy statement, the Bylaws provide that the shareholder must deliver or mail timely written notice of the proposal to our Corporate Secretary. Notice will be considered timely if it is delivered or mailed to and received at our principal executive office between July 3, 2019 and August 2, 2019, which is not more than 90 calendar days and not fewer than 60 calendar days prior to the one year anniversary of the date of the Notice of Annual Meeting of Shareholders for the immediately preceding annual meeting. In the event that no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 days or delayed by more than 60 days from the one year anniversary of the previous year’s annual meeting of shareholders, notice by a shareholder to be timely must be received no earlier than the 90th day prior to such annual meeting and not later than the 60th day prior to such annual meeting or the close of business on the tenth day following the day on which notice of the meeting was mailed or public disclosure of the date of the meeting was first made, whichever occurs first. To be properly brought before an annual meeting, a shareholder’s notice must set forth (in addition to any information required by applicable law) (i) a description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on our company’s books, of the shareholder proposing such business and the beneficial owner, if any, on whose behalf such proposal is made; (iii) the class and number of shares of our company that are beneficially owned by the shareholder and the beneficial owner on whose behalf the proposal is made; (iv) any material interest, direct or indirect, of the shareholder and such beneficial owner in such business; and (v) a representation that the shareholder is a holder of record of shares of our company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to present the proposal. If written notice is not timely given, the shareholder proposal will be considered untimely and we may exclude the proposal from consideration at the meeting. If the proposal is permitted to be considered at the meeting, the proxies appointed pursuant to the proxy cards will have discretionary authority to vote for or against the proposal even if the proposal was not discussed in the proxy statement.

ADDITIONAL INFORMATION

Copies of our Transition Report on Form 10-KT for the six-month period from January 1, 2018 to June 30, 2018, including financial statements and schedules, are available on our website at http://ir.charlesandcolvard.com/reports and will be provided upon written request, without charge, to any person whose proxy is being solicited. Written requests should be made to Investor Relations, Charles & Colvard, Ltd., 170 Southport Drive, Morrisville, North Carolina 27560.

REQUESTS FOR DIRECTIONS TO OUR COMPANY’S ANNUAL MEETING

The 2018 Annual Meeting of Shareholders will be held at the offices of Charles & Colvard, Ltd. located at 170 Southport Drive, Morrisville, North Carolina 27560, on Thursday, November 8, 2018 at 10:00 a.m., Eastern Standard Time. Requests for directions to the meeting location may be directed to Investor Relations, Charles & Colvard, Ltd., 170 Southport Drive, Morrisville, North Carolina 27560.

By Order of the Board of Directors,

Neal I. Goldman
Chairman of the Board of Directors
October 1, 2018

APPENDIX A

  CHARLES & COLVARD, LTD.

2018 EQUITY INCENTIVE PLAN

1.          Purpose; Eligibility.

1.1          General Purpose. The name of this plan is the Charles & Colvard, Ltd. 2018 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable Charles & Colvard, Ltd., a North Carolina corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long-term success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2          Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals as may be designated by the Committee, in the Committee’s sole discretion, who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3          Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Nonqualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards not inconsistent with the terms of this Plan as the Committee, in the Committee’s discretion, may determine from time to time.

2.          Definitions.

“Administrator” means the Board, and upon its delegation of all or part of its authority to administer the Plan to the Committee, the Committee.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Nonqualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award, or an Other Equity-Based Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document (along with any amendments or supplements thereto) evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant.  Each Award Agreement shall be subject to the terms and conditions of the Plan as well as state such other terms, conditions, and restrictions, including but not limited to terms, conditions and restrictions applicable to shares or any other benefit underlying an Award, as may be established by the Committee.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cash Award” means an Award denominated in cash that is granted under Section 7.4 of the Plan.

“Cause” means:

With respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:

(a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b) If no such agreement exists: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) material violation of state or federal securities laws.

With respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:

(a) malfeasance in office;

(b) gross misconduct or neglect;

(c) false or fraudulent misrepresentation inducing the director’s appointment;

(d) wilful conversion of corporate funds; or

(e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

Without in any way limiting the effect of the foregoing, for purposes of the Plan and an Award, a Participant’s employment or service shall be deemed to have terminated for Cause if, after the Participant’s employment or service has terminated, facts and circumstances are discovered that would have justified, in the Committee’s opinion, a termination for Cause.  The Committee, in the Committee’s absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” means, unless the applicable Award Agreement expressly states otherwise, the occurrence of the following:

(a) One Person (or more than one Person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company; provided, that, a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than fifty percent (50%) of the total fair market value or total voting power of the Company’s stock and acquires additional stock;

(b) One person (or more than one person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing thirty percent (30%) or more of the total voting power of the stock of such corporation;

(c) A majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or

(d) One person (or more than one person acting as a group), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately before such acquisition(s).

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time.  Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means the Compensation Committee of the Board or such other committee comprised of one or more members of the Board and appointed to administer the Plan in whole or in part in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, no par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means Charles & Colvard, Ltd., a North Carolina corporation, and any successor thereto.

“Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service.  The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.  The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

“Deferred Stock Units (DSUs)” has the meaning set forth in Section 7.2 hereof.

“Director” means a member of the Board.

“Disability” means, with respect to any Incentive Stock Option, disability as determined under Code Section 422(c)(6) and Code Section 22(e)(3), and with respect to any other Award, unless provided otherwise in the Award Agreement or a Participant’s employment or consulting agreement, (i) with respect to a Participant who is eligible to participate in the Company’s plan or program providing group long-term disability (LTD) benefits, if any, a condition with respect to which the Participant is entitled to commence benefits under such LTD program and which results in Participant’s Termination of Service, and (ii) with respect to any Participant (including a Participant who is eligible to participate in the Company’s LTD program, if any), a determination of total disability by the Social Security Administration.  Notwithstanding the foregoing, if specified in an Award Agreement or otherwise required in order for an Award to comply with Code Section 409A, a Disability shall not be deemed to occur unless the event also qualifies as a disability under Code Section 409A(a)(2)(C).

“Disqualifying Disposition” has the meaning set forth in Section 14.11.

“Effective Date” shall mean the date as of which this Plan is adopted by the Board provided the Company’s shareholders approve this Plan before the first anniversary of the Board’s adoption date.

“Employee” means any person, including an Officer or Director, legally employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code in accordance with Treas. Reg. Section 1.421-1(h) (or any successor provision related thereto).  Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below.  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported on the website maintained by such stock exchange or national market system or such other source as the Committee deems reliable.  In the absence of such an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons. Notwithstanding the foregoing, if the Committee determines in the Committee’s discretion that an alternative definition of Fair Market Value should be used in connection with the grant, exercise, vesting, settlement or payout of any Award, it may specify such alternative definition in the Award Agreement.  Such alternative definition may include a price that is based on the opening, actual, high, low, or average selling price of a share of Common Stock on The Nasdaq Stock Market or other securities exchange on the given date, the trading date preceding the given date, the trading date next succeeding the given date, or an average of trading dates.  Notwithstanding the foregoing, (i) in the case of a Nonqualified Stock Option or Stock Appreciation Right, Fair Market Value shall be determined in accordance with a definition of fair market value that permits the Award to be exempt from Section 409A of the Code, (ii) in the case of an Incentive Stock Option Fair Market Value shall be determined in accordance with the requirements of Section 422 of the Code.

“Fiscal Year” means the Company’s fiscal year.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Good Reason” means, unless the applicable Award Agreement states otherwise:

(a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or

(b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary or bonus opportunity; or (iii) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate corporate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director.  No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

“Independent Contractor” means a Consultant or other independent contractor or advisor providing services to the Company or an Affiliate.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Nonqualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” or “Option Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Option Period” means the term of an Option as determined by the Committee at the time the Option is granted and set forth in the applicable Award Agreement.

“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 7.4 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

“Performance Period” means the one or more periods of time not less than one fiscal quarter in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award or a Cash Award.

“Performance Share Award” means any Award granted pursuant to Section 7.3 hereof.

“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than fifty percent (50%) of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Nonqualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.

“Plan” means this Charles & Colvard 2018 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Prior Plan” or “Prior Plans” mean the 1997 Omnibus Stock Plan of Charles & Colvard, Ltd., the 1996 Stock Option Plan of C3, Inc., the Charles & Colvard, Ltd. 2008 Stock Incentive Plan, each as amended, and any other stock incentive plan maintained by the Company prior to the Effective Date of this Plan.  (For the avoidance of doubt, this Plan is not meant to terminate or supersede any currently outstanding awards under the Company’s Prior Plans nor under the Company’s Senior Management Equity Incentive Programs.)

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Substitute Award” has the meaning set forth in Section 4.6.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

“Termination Date” means the date of termination of a Participant’s Continuous Service for any reason, as may be determined by the Committee, in the Committee’s sole discretion.

“Termination of Service” means, unless provided otherwise in an Award Agreement, the discontinuance of Continuous Service to the Company by any Non-Employee Director, for any reason, whether voluntary or involuntary.  If a Non-Employee Director becomes an Employee of or Consultant to the Company or an Affiliate before or upon terminating service as a Non-Employee Director, such employment or consulting service shall constitute a continuation of service with respect to Awards granted to the Participant while he or she served as a member of the Board.  The determination of whether a Participant has discontinued employment or service shall be made by the Committee in its sole discretion.  “Termination of Employment” as may be used in an Award Agreement shall mean Termination of Service and vice-versa.

“Total Share Reserve” has the meaning set forth in Section 4.1.

3.          Administration.

3.1          Authority of Committee.  The Plan shall be administered by the Committee or, in the Board’s sole discretion or failure to establish or re-establish such Committee, by the Board.  Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)          to construe and interpret the Plan and apply its provisions;

(b)          to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)          to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)          to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

(e)          to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)          from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;

(g)          to determine the number of shares of Common Stock to be made subject to each Award;

(h)          to determine whether each Option is to be an Incentive Stock Option or a Nonqualified Stock Option;

(i)          to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)          to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;

(k)          to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(l)          to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(m)          to make decisions with respect to outstanding Awards that may become necessary upon a Change in Control or an event that triggers anti-dilution adjustments;

(n)          to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(o)          to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.2          Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3          Delegation.  The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated.  The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.  The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.  The members of the Committee shall be appointed by and serve at the pleasure of the Board.  From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee.  The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board.  Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4          Committee Composition.  Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors.  The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3.  However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors.  Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.  Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5          Indemnification.  In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within sixty (60) days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.          Shares Subject to the Plan.

4.1          Subject to adjustment in accordance with Section 11, no more than 3,300,000 shares of Common Stock plus the number of shares of Common Stock underlying any award granted under the Prior Plans that expires, terminates or is canceled or forfeited under the terms of the Prior Plans shall be available for the grant of Awards under the Plan (the “Total Share Reserve”).  Any shares of Common Stock granted in connection with any Award under the Plan shall be counted against this limit as one (1) share for every one (1) share of Common Stock granted in connection with such Award.  During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2          Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3          Subject to adjustment in accordance with Section 11, no more than 3,300,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).

4.4          The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Director, together with any cash fees paid to such Director during the Fiscal Year shall not exceed a total value of $300,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).

4.5          Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan.  Any shares of Common Stock that again become available for future grants pursuant to this Section 4.5 shall be added back as one (1) share available for issuance under the Plan.  Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.6          Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit.  Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Reserve.

5.          Eligibility.

5.1          Eligibility for Specific Awards.  Incentive Stock Options may be granted only to Employees.  Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date to the extent permitted by Applicable Law.

5.2          Ten Percent Shareholders.  A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.          Option Provisions.  Each Option granted under the Plan shall be evidenced by an individual Award Agreement.  Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.  All Options shall be separately designated Incentive Stock Options or Nonqualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option.  Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code.  The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1          Term.  Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the Grant Date.  The term of a Nonqualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Nonqualified Stock Option shall be exercisable after the expiration of ten (10) years from the Grant Date.

6.2          Exercise Price of an Incentive Stock Option.  Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the Grant Date.  Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3          Exercise Price of a Nonqualified Stock Option.  The Option Exercise Price of each Nonqualified Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the Grant Date.  Notwithstanding the foregoing, a Nonqualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4          Consideration.  The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by Applicable Laws and not prohibited by any agreements evidencing indebtedness entered into by the Company from time to time, either: (a) in cash or by certified or bank check at the time the Option is exercised; or (b)the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee.  Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5          Transferability of an Incentive Stock Option.  An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.  Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6          Transferability of a Nonqualified Stock Option.  A Nonqualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement.  If the Nonqualified Stock Option does not provide for transferability, then the Nonqualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7          Vesting of Options.  Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal.  The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary.  No Option may be exercised for a fraction of a share of Common Stock.  The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8          Termination of Continuous Service.  Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of: (a) the date three (3) months following the termination of the Optionholder’s Continuous Service; or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable.  If, after Termination of Service, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9          Extension of Termination Date.  An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of: (a) the expiration of the term of the Option in accordance with Section 6.1; or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three (3) months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10          Disability of Optionholder.  Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of: (a) the date twelve (12) months following such termination; or (b) the expiration of the term of the Option as set forth in the Award Agreement.  If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11          Death of Optionholder.  Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of: (a) the date twelve (12) months following the date of death; or (b) the expiration of the term of such Option as set forth in the Award Agreement.  If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12          Incentive Stock Option $100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

7.          Provisions of Awards Other Than Options.

7.1          Stock Appreciation Rights.

(a)          General

Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement.  Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.  Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

(b)          Grant Requirements

Any Related Right that relates to a Nonqualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option.  Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c)          Term of Stock Appreciation Rights

The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d)          Vesting of Stock Appreciation Rights

Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal.  The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate.  The vesting provisions of individual Stock Appreciation Rights may vary.  No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock.  The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

(e)          Exercise and Payment

Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of: (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f)          Exercise Price

The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right.  A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(g)          Reduction in the Underlying Option Shares

Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised.  The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2          Restricted Awards.

(a)          General

A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine.  Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement.  Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b)          Restricted Stock and Restricted Stock Units

(i)          Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock.  If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company: (A) an escrow agreement satisfactory to the Committee, if applicable; and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement.  If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void.  Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee.  The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii)          The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement.  No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award.  A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.  The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”).  At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”).  Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee.  Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(c)          Restrictions

(i)          Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii)          Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to: (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company; and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii)          The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

(d)          Restricted Period

With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

No Restricted Award may be granted or settled for a fraction of a share of Common Stock.  The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e)          Delivery of Restricted Stock and Settlement of Restricted Stock Units

Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement.  If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any.  Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units.  If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

(f)          Stock Restrictions

Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

7.3          Performance Share Awards.

(a)          Grant of Performance Share Awards

Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement.  Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.  The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

(b)          Earning Performance Share Awards

The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.

7.4          Other Equity-Based Awards and Cash Awards.  The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement.  The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.

8.          Securities Law Compliance.  Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until: (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel; and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require.  The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award.  If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9.          Use of Proceeds from Stock.  Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10.          Miscellaneous.

10.1          Acceleration of Exercisability and Vesting.  The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2          Shareholder Rights.  Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3          No Employment or Other Service Rights.  Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate: (a) the employment of an Employee with or without notice and with or without Cause; or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4          Transfer; Approved Leave of Absence.  For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either: (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5          Withholding Obligations.  To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

11.          Adjustments Upon Changes in Stock.  In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award.  In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Nonqualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Nonqualified Stock Options within the meaning of Section 409A of the Code.  Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act.  The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12.          Effect of Change in Control.

12.1          Unless otherwise provided in an Award Agreement or a Participant’s employment agreement or services agreement, notwithstanding any provision of the Plan to the contrary:

(a)          In the event of a Participant’s termination of Continuous Service without Cause or for Good Reason during the six (6) month period following a Change in Control, notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to one hundred percent (100%) of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to one hundred percent (100%) of the outstanding shares of Restricted Stock or Restricted Stock Units as of the date of the Participant’s termination of Continuous Service.

(b)          With respect to Performance Share Awards and Cash Awards, in the event of a Participant’s termination of Continuous Service without Cause or for Good Reason, in either case, within six (6) months following a Change in Control, all Performance Goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions will be deemed met as of the date of the Participant’s termination of Continuous Service.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2          In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least ten (10) days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event.  In the case of any Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3          The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13.          Amendment of the Plan and Awards.

13.1          Amendment of Plan.  The Board at any time, and from time to time, may amend or terminate the Plan.  However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws.  At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2          Shareholder Approval.  The Board may, in the Board’s sole discretion, submit any other amendment to the Plan for shareholder approval.

13.3          Contemplated Amendments.  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4          No Impairment of Rights.  Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless: (a) the Company requests the consent of the Participant; and (b) the Participant consents in writing.

13.5          Amendment of Awards.  The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless: (a) the Company requests the consent of the Participant; and (b) the Participant consents in writing.

14.          General Provisions.

14.1          Forfeiture Events.  The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award.  Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.2          Clawback.  Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”).  In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy.  By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

14.3          Other Compensation Arrangements.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation or benefits arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4          Sub-Plans.  The Committee may, from time to time, establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards.  Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable.  All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5          Unfunded Plan.  The Plan shall be unfunded.  Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.6          Recapitalizations.  Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.7          Delivery.  Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, thirty (30) days shall generally be considered a reasonable period of time.

14.8          No Fractional Shares.  No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan.  The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.9          Other Provisions.  The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

14.10          Section 409A.  The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith.  Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise.  Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six- (6-) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six- (6-) month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier).  Notwithstanding the foregoing, neither the Company nor the Committee nor the Board shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee nor the Board will have any liability to any Participant for such tax or penalty.

14.11          Disqualifying Dispositions.  Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two (2) years from the Grant Date of such Incentive Stock Option or within one (1) year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.12          Section 16.  It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act.  Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.12, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.13          Beneficiary Designation.  With the Committee’s approval, each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death.  Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

14.14          Expenses.  The costs of administering the Plan shall be paid by the Company.

14.15          Severability.  If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.16          Plan Headings.  The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.17          Non-Uniform Treatment.  The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards.  Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15.          Effective Date of Plan.  The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted unless granted as a Restricted Stock Unit for which vesting is made expressly contingent upon shareholder approval in accordance with Applicable Law) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

16.          Termination or Suspension of the Plan.  The Plan shall terminate automatically on September 20, 2028.  No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

17.          Choice of Law.  The law of the State of North Carolina shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

 As adopted by the Board of Directors of Charles & Colvard, Ltd. on September 20, 2018.

 As approved by the shareholders of Charles & Colvard, Ltd. on [___DATE___].

P R O X Y

ANNUAL MEETING OF SHAREHOLDERS OF
CHARLES & COLVARD, LTD.
November 8, 2018

Charles & Colvard, Ltd.
170 Southport Drive
Morrisville, North Carolina 27560

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON NOVEMBER 8, 2018:  The Notice of Annual Meeting of Shareholders, Proxy Statement, Form of Proxy, and 2018 Transition Report on Form 10-KT are available at http://proxy.charlesandcolvard.com.

The undersigned shareholder of Charles & Colvard, Ltd., a North Carolina corporation (the “Company”), hereby appoints Suzanne Miglucci and Clint J. Pete as proxies and attorneys-in-fact, each with the power to appoint her or his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock, no par value, of the Company held of record by the undersigned on September 21, 2018 at the Annual Meeting of the Shareholders of the Company to be held on November 8, 2018 or any adjournment thereof.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL DIRECTOR NOMINEES AS SET FORTH IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, and 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	ELECTION OF DIRECTOR NOMINEES
☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS:  To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee for whom you wish to withhold authority to vote, as shown here:          ●

Nominees:

Anne M. Butler [ ]	Benedetta Casamento [ ]	Neal I. Goldman [ ]	Jaqui Lividini [ ]	Suzanne Miglucci [ ]	Ollin B. Sykes [ ]

2.	PROPOSAL TO APPROVE THE CHARLES & COLVARD, LTD. 2018 EQUITY INCENTIVE PLAN

☐FOR	☐AGAINST	☐ABSTAIN

3.	PROPOSAL TO RATIFY THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2019

☐FOR	☐AGAINST	☐ABSTAIN

4.	PROPOSAL TO VOTE, ON AN ADVISORY (NONBINDING) BASIS, TO APPROVE EXECUTIVE COMPENSATION

☐FOR	☐AGAINST	☐ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THIS PROXY, IF DULY EXECUTED AND RETURNED, WILL BE VOTED “FOR” THE ELECTION OF THE LISTED NOMINEES AND “FOR” EACH OF PROPOSALS 2, 3, AND 4 IF NO INSTRUCTION TO THE CONTRARY IS INDICATED.  THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS IN ACCORDANCE WITH THEIR JUDGMENT.
(continued on other side)

By executing this proxy, you hereby ratify and confirm all that said attorneys-in-fact, or either of them or their substitutes, may lawfully do or cause to be done by virtue hereof, and acknowledge receipt of the Charles & Colvard, Ltd. Notice of Annual Meeting, Transition Report on Form 10-KT, and Proxy Statement.

Please mark, sign, date and return this proxy card promptly, using the enclosed envelope.

Signature:

Signature:
(if held jointly)

Dated:

Please sign exactly as your name or names appear on this proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If the signer is a partnership, please sign in partnership name by authorized person.